Semiannual Report
December 31, 1995
Stein Roe
Tax-Exempt Bond Funds
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Graphic: Stein Roe Logo
Stein Roe Mutual Funds
Building Wealth for Generations(sm)
Photographic image of man and woman hugging.
Contents
From the President............................................1
Tim Armour's thoughts on the markets and investing

Performance...................................................3
How the Stein Roe Tax-Exempt Bond Funds have done over time

Q&A
Municipal Money Market Fund...................................6
Intermediate Municipals Fund..................................9
Managed Municipals Fund......................................12
High-Yield Municipals Fund...................................14
Interviews with the portfolio managers and a summary of major shifts in the Funds' investments over the past six months

Investments..................................................18
A complete list of each Fund's investments with market values

Financial Statements.........................................42
Balance sheets, statements of operations, and changes in net assets

Notes to Financial Statements................................52

Financial Highlights.........................................58
Selected per-share data

General Information..........................................66
A guide to products and services

From the President
To Our Shareholders
We are pleased to present this semiannual report for the Stein Roe Municipal Bond Funds--Stein Roe Municipal Money Market Fund, Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund and Stein Roe High-Yield Municipals Fund.

What a Difference a Year Makes
At this time last year, investors had just suffered through one of the worst bond markets in history. Today, however, the market presents a much brighter picture. Fueled largely by falling interest rates, fixed income securities roared back in 1995, helping to make 1994's losses a distant memory.

Indeed, fixed income funds had one of their best years on record.
At year end, the yield on the benchmark 30-year Treasury bond hit
6 percent--compared with more than 8 percent at this time last year. Adding fuel to the market rally was the influx of Japanese money into the U.S. taxable bond market. Starting last spring, Japanese investors--tired of poor returns and rock-bottom interest rates--started sending their savings abroad, moving their money into U.S. bonds that were paying as much as double what Japanese investors would be receiving at home. The effect was magnified when low borrowing rates on Japanese yen prompted large U.S. hedge funds to borrow yen and buy U.S. dollars. According to the Wall Street Journal, this influx of Japanese money may have helped long-term interest rates fall by as much as half a percentage point in 1995.(1)

Falling rates helped municipal bonds appreciate in value, despite periods of underperformance stemming from continued talk of tax reform. In fact, data published by Lipper Analytical Services, Inc., shows that, in many cases, municipal bond funds posted double-digit returns in 1995. And because they have not appreciated at the same rate as taxable bonds, at current prices we think municipals present a tempting alternative for bond investors.

A Tough Act to Follow?
While back-to-back boom years in the bond market are rare, there may still be some steam left in the rally. Growing investor sentiment that the equity market can't sustain its current level of growth, or a deficit-cutting budget deal, for example, could pave the way for a bond market rally. Moreover, if the yen/dollar exchange remains stable, Japanese investors will most likely continue reaching for yield in the U.S. Treasury markets, contributing further to bond market gains. Finally, many investors continue to wager that signs of weak economic growth and a benign rate of inflation will spur the Federal Reserve to cut rates again in 1996.

Photographic image of Tim Armour.

We expect interest rates to trade around current levels--they may even reach some lower levels in coming months. Still, as economic activity firms and the prospect of additional rate cuts wanes, any potential lows in interest rates may not be sustained. Furthermore, with the current budget impasse and tax reform sure to be key issues of debate in coming months, municipal bond investors can expect continued uncertainties in the market at least through 1996. You'll find a brief discussion of flat tax issues elsewhere in this report, and I encourage you to call our account representatives with your questions about tax reform and your investments.

The Basics
No one can predict what might happen to bond funds or the markets in the future, but we believe investors are wise to understand the factors that move the markets, not just to profit from them, but to gain the patience to ride out short-term volatility in their investments. As always, no matter what direction you think the economy is heading, it is important to remember the basics. Think long term and re-evaluate your investment portfolio from time to time to make sure it continues to match your goals, risk tolerance and time horizon. And try to follow a regular investment plan. By investing a certain amount of money each month or quarter, you can take advantage of dollar-cost averaging. Of course, not everyone is in a position to follow a regular investment plan. And it neither ensures a profit nor protects against a loss in a declining market. This simple strategy, however, can help you turn market volatility to your advantage.

Please call us at 800-338-2550 with your comments and suggestions. As always, we look forward to serving your investment needs.

Sincerely,

/s/ Timothy K. Armour
President
January 29, 1996

(1) Steiner, Robert, "Cash Flow: Tired of Poor Returns, Many Japanese Send Their Savings Abroad." Wall Street Journal, December 26, 1995.

Fund Performance
There are several ways to evaluate a fund's historical performance. You can look at the cumulative return percentage, the average annual return percentage, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when it sells fixed income securities that have grown in value).
Average Annual Total Returns
Periods ended December 31, 1995
                                        Past 1    Past 3    Past 5    Past 10
                                        Year      Years     Years     Years
Municipal Money Market Fund              3.34%    2.49%     2.75%     3.82%

Intermediate Municipals Fund            12.91     6.61      7.62      7.36
Lehman 10-Year Municipal Bond Index     17.17     7.96      8.97      9.22

Managed Municipals Fund                 16.61     7.07      8.26      9.08

High-Yield Municipals Fund              17.70     7.71      7.65      8.85
Lehman Municipal Bond Index             17.46     7.74      8.82      9.24

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

Investment Comparison
Comparison of change in value of a $10,000 investment for the years ended June
30.
Graph:
Year Ended     Intermediate        Lehman 10-Year
6/30           Municipals Fund     Municipal Bond Index
10/31/85       10000               10000
6/30/86        10518               10875
1987           11201               11990
1988           11826               12818
1989           12636               14051
1990           13513               15050
1991           14619               16441
1992           16135               18302
1993           17899               20605
1994           18106               20808
1995           19300               22635
12/31/95       20388               24163

Comparison of change in value of a $10,000 investment for the years ended June
30.
Graph:
Year Ended     Managed             Lehman
6/30           Municipals Fund     Municipal Bond Index
85             10000               10000
86             11081               10945
1987           11952               11890
1988           12842               12772
1989           14435               14226
1990           15337               15195
1991           16707               16564
1992           18698               18514
1993           20717               20728
1994           20657               20764
1995           22128               22595
12/31/95       23848               24204

These graphs compare the performance of Stein Roe's Funds to the Lehman
10-Year Municipal Bond Index and the Lehman Municipal Bond Index, each an unmanaged group of fixed income securities that differs from the composition of each Stein Roe Fund; they are not available for direct investment. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

Investment Comparison
Comparison of change in value of a $10,000 investment for the years ended June
30.
Graph.
Year Ended     High-Yield          Lehman
6/30           Municipals Fund     Municipal Bond Index
85             10000               10000
86             10892               10945
1987           11676               11890
1988           12679               12772
1989           14425               14226
1990           15527               15195
1991           16894               16564
1992           18409               18514
1993           19860               20728
1994           20048               20764
1995           21762               22595
12/31/95       23392               24204
Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.

Q&A
An Interview with Veronica Wallace, Portfolio Manager of SR&F Municipal Money
Market Portfolio
Veronica Wallace joined the Fund in September 1995.

Fund Data
Investment Objective:
Seeks maximum current tax-free income consistent with safety of capital and maintenance of liquidity by investing all assets in shares of SR&F Municipal
Money Market Portfolio, which has the same objective and restrictions as the Fund.

Fund Inception:
March 15, 1983

Total Net Assets:
$132.7 million

Photographic image of Veronica Wallace.

Q: Shareholders approved a change to the Fund's management structure in June.
A: Right. Effective September 28, the Fund's assets began to be pooled with assets of another fund that had a substantially similar investment objective.
The resulting larger pool of assets--the Portfolio--is managed by Stein Roe.
What that means is that shareholders invest in the Fund, and the Fund invests in the Portfolio. The potential benefit this structure has for you is economy of scale. We can manage the larger pools of assets more cost-effectively.

Q: How did the Fund perform?
A: With a 1.63 percent return for the six months ended December 31, 1995, Municipal Money Market Fund matched the 1.63 percent median return of its Lipper tax-exempt money market fund peer group. The Fund's one-year return of
3.3 percent also matched the peer group median return of 3.3 percent.

As of December 31, 1995, the Fund reported a seven-day current tax-exempt yield of 3.92 percent. For an investor in the 39.6 percent tax bracket, that's a taxable-equivalent yield of 6.49 percent.

Q: The Federal Reserve cut interest rates twice in the last six months. What effect has this easing in monetary policy had on the Fund?
A: Money market fund yields track moves in short-term interest rates closely.
In this case, the market so strongly expected the Federal Reserve to begin easing that this expectation was simply factored into money market rates, meaning that rates began to fall even before the Federal Reserve made its first cut in July. And because the Federal Reserve has traditionally followed a first interest rate cut with a second cut, most agreed that the Federal
Reserve would ease again--it was a question of when. Those who felt that the Federal Reserve would ease soon lengthened maturity in an effort to lock in higher yields. We lengthened our maturity slightly, from 50 days on June 30 to 56 days on December 31, which benefited our performance relative to the peer group.
Q: What other factors affected performance?
A: During the fourth quarter, the market's expectations of an imminent easing move by the Federal Reserve caused the short-term yield curve first to flatten and then, following greater demand for longer maturity securities, to invert.
In this environment, shorter-maturity securities were more attractive than longer-maturity securities. As a result, the Fund's performance was boosted by its holdings in seven-day variable rate demand notes (60.7 percent of the portfolio on December 31).
Q: What role do you think money market funds will play if a stock market correction occurs?
A: This year has been one of unprecedented flows into equity mutual funds,(1) but money market funds also grew. Money market fund assets swelled more than $133 billion in 1995 to total more than $771 billion,(2) their highest level in 10 years and an increase of more than 18 percent over 1994. If equities were to lose their luster, I think you'll see inflows into money market funds, particularly institutional assets. A breakdown in the budget talks also could help increase cash flows into money market funds, as investors seek a safer haven for their investments.

(1) "Flood of Cash to Mutual Funds Helped to Fuel '95 Bull Market, Wall Street
Journal, January 26, 1996.
(2) Source:  Strategic Insight.

Portfolio holdings as of December 31, 1995; portfolio data subject to change.
Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Taxable-equivalent yield is shown in the 39.6 percent tax bracket, which applies to investors with incomes higher than $256,500 per year. Tax-free income is exempt from federal taxes, but may be subject to state and local taxes and federal alternative minimum tax. The
Advisor currently limits expenses to 0.70 percent of average net assets, subject to termination upon 30 days' notice. Absent past limits, the seven-day current tax-free and taxable-equivalent yields at December 31, 1995, would have been 3.84 percent and 6.41 percent, respectively, and total return would have been less. An investment in the Fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will be able to maintain its stable net asset value of $1 per share. According to Lipper
Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's tax-exempt money market fund peer group for the one-, five- and 10-year periods ended December 31, 1995, were 3.33 percent, 2.83 percent and 3.89 percent, respectively.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares.

Portfolio Highlights
Municipal Money Market Portfolio
Securities Type Breakdown
                                Portfolio            Portfolio
                              June 30, 1995       December 31, 1995
General Obligation                2.4%                   2.6%
Revenue:
  Utility                        25.2                   20.5
  Industrial                     25.8                   16.9
  Other Revenue                  12.4                   16.4
  Hospital                        5.8                    8.3
  Steel/Metal                      --                    6.4
  Housing                         5.3                    6.1
  Waste Disposal                  4.5                    3.7
  Education                       6.5                    2.6
  Oil                             8.8                    2.0
  Electric                        1.0                    1.0
  Student Loan                     --                    1.0
  Toll                           1.3                      --
Escrowed                         1.0                      --
Other                             --                    12.5
                                -----                   -----
Total                            100%                    100%

Maturity
Pie chart:
                         As of June 30, 1995      As of December 31, 1995
0-29 Days                       65.6%                       63.3%
30-59 Days                       8.2%                       12.1%
60-89 Days                      11.6%                        2.6%
90-179 Days                      7.0%                        2.6%
180-375 Days                     7.6%                       19.4%

Q&A
An Interview with Joanne Costopoulos, Portfolio Manager of Intermediate Municipals Fund

Fund Data
Investment Objective:
Seeks high current yield exempt from federal income tax, consistent with capital preservation, through investments primarily in the three highest grades of intermediate-term municipal securities. The dollar-weighted average maturity of the Fund's portfolio is between three and ten years.

Fund Inception:
October 9, 1985

Total Net Assets:
$218.4 million
Photographic image of Joanne Costopoulos.

Q: How did the Fund perform?
A: For the six months ended December 31, 1995, Intermediate Municipals Fund's
5.63 percent return outperformed the 5.17 percent return of its Lipper intermediate municipal fund peer group and lagged the 6.75 percent six-month return of the Lehman Municipal 10-Year Index.

As of December 31, the Fund reported a 30-day standardized tax-exempt yield of
4.15 percent. That translates into a taxable-equivalent yield of 6.87 percent for investors in the 39.6 percent tax bracket.

Q: What factors affected performance?
A: Declining or stabilizing interest rates and demand for intermediate municipal bonds, coupled with lingering concern over the effect of tax reform on longer-term issues, sparked a rally in the intermediate market. We lengthened our average weighted maturity slightly during the fourth quarter and this, coupled with the rally, helped us to outpace the peer group in the last six months.

We lagged the Index primarily because the Fund customarily maintains a shorter duration, shorter maturity and higher-quality portfolio than does the Index. The Lehman Municipal 10-Year Index tends to have an average maturity of eight to 12 years and a duration that averages roughly seven. In contrast, the Fund's average maturity tends to be about eight years, and its duration tends to center around six. To extend our maturity, and thus, our duration, would require selling a great deal of our shorter-term paper and realizing a significant amount of capital gains--a move that we currently believe would not be in the best interests of our shareholders.

Q: Where are you finding opportunities now?
A: Municipal bond issuance waxes and wanes throughout the year, so supply and demand factors are especially key to performance. New issues of general obligation bonds (GOs) were scarce during the fourth quarter of 1995, for example, so they performed well. We're anticipating a lot more issuance in GOs during the first quarter of 1996. If that's the case, we expect them to trade a bit more cheaply and, as a result, we'll look to add to our holdings.

We also added to our holdings in utilities when we found issues with attractive spreads and, in our opinion, a stable outlook.

Q: What is your outlook?
A: Concern about the proposed flat tax caused prices in the municipal bond market to fall and sent many investors running earlier in the year. It's difficult to say what effect a flat tax would have on the market, as both tax law and flat tax proposals may change significantly in the next few years. We believe a full-fledged flat tax is at least a couple of years down the road, so it's probably a bit premature to abandon the municipal market altogether.

One thing is clear, however. Whatever version of the federal budget is finally agreed upon, it will have a major impact on the market in general, particularly on interest rates. In addition, the current budget impasse is causing speculation about a federal default, which would have a profoundly negative effect on the domestic and international bond markets. This, coupled with current tax reform issues, is currently creating uncertainty in the municipal bond market. As a result, we're inclined to maintain a neutral position, at least in the first quarter, while searching for relative value opportunities to enhance the Fund's total return.

Portfolio holdings as of December 31, 1995; portfolio data subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Taxable-equivalent yield is shown in the 39.6 percent tax bracket, which applies to investors with incomes higher than $256,500 per year. Tax-free income is exempt from federal taxes, but may be subject to state and local taxes and federal alternative minimum tax. Capital gains are subject to federal, state and local taxes. The Adviser currently limits expenses to 0.70 percent of average net assets, subject to termination upon 30 days' notice to the Fund. Absent past limits, the 30-day standardized tax-free and taxable-equivalent yields at December 31, 1995, would have been 4.00 percent and 6.62 percent, respectively, and total return would have been less. The Lehman 10-Year Municipal Bond Index is an unmanaged group of intermediate-term municipal bonds that differs from the composition of the Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's intermediate municipal fund peer group for the one-, five- and 10-year periods ended December 31, 1995, were 12.91 percent, 7.26 percent and 7.53 percent, respectively.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares.

Fund Highlights
Intermediate Municipals Fund
Securities Type Breakdown
                                Portfolio           Portfolio
                              June 30, 1995     December 31, 1995
General Obligation                30.9%               25.6%
Revenue
  Water & Sewer                   16.5                16.3
  Electric                         5.4                 8.7
  Toll                             5.5                 6.2
  Hospital                         5.9                 6.4
  Airport                          6.3                 3.4
  Student Loan                     4.5                 2.9
  Other Revenue                   12.1                21.3
Escrowed                           9.1                 6.4
Lease/Miscellaneous                3.8                 2.8
                                  -----               -----
Total                              100%                100%

Maturity
Pie chart:
                         As of June 30, 1995      As of December 31, 1995
Less Than 1 Year                2.1%                      1.8%
1-5 Years                      15.8%                     15.9%
5-10 Years                     48.6%                     49.0%
10-15 Years                    20.8%                     20.7%
Over 15 Years                  12.7%                     12.6%

Portfolio Quality
Pie chart:
                         As of June 30, 1995      As of December 31, 1995
A                              18.7%                     15.8%
AA                             21.9%                     18.2%
AAA                            58.6%                     60.9%
BBB                             0.8%                      5.1%

Q&A
An Interview with Jane McCart, Portfolio Manager of Managed Municipals Fund and High-Yield Municipals Fund Managed Municipals Fund Q&A

Managed Municipals
Fund Data
Investment Objective:
Pursues high tax-free income consistent with capital preservation by investing in a quality-conscious portfolio of long-term municipal securities.

Fund Inception:
February 23, 1977

Total Net Assets:
$639.2 million

Photographic image of Jane McCart.

Q: How did the Fund perform?
A: For the six months ended December 31, 1995, the Fund's 7.76 percent return surpassed both the Lehman Municipal Bond Index return of 7.12 percent and the Lipper general municipal debt fund peer group average of 7.13 percent. As of December 31, the Fund reported a 30-day standardized tax-exempt yield of 4.70 percent. For investors in the 39.6 percent tax bracket, that's a taxable-equivalent yield of 7.79 percent.

Q: What drove the Fund's performance?
A: A combination of factors -- the slowing economy, lower inflation, anticipation of a budget resolution and a Fed easing move--brought rates down during the period. Long-term bonds benefited as a result, and at December 31, with a 69.8 percent weighting in bonds with a maturity of more than 15 years, the Fund gained as well.

Q: You've often said that a bond's structure is one of the most important factors in its performance. How have you structured the Fund to take advantage of the current environment?
A: A few years ago, we saw that noncallable bonds offered an opportunity for appreciation that we believed was unmatched in other structures. Unlike callable bonds, these bonds cannot be called out of the market and their price movement is not obstructed by call features. As a result, the prices of noncallable bonds are not hindered from moving upward in a strong market. Over the past two years we have gradually increased the Fund's weighting in noncallable bonds, which, on December 31, represented 39 percent of total net assets. We think that decision has paid off handsomely, as plunging rates made noncallable bonds an especially powerful performer during the past six months.

Q: Tax reform issues continue to dampen inflows and cause volatility in the municipal bond market. What are a flat tax proposal's chances of success?
A: There are several different proposals on the table, but one of the key issues in the debate is whether to keep tax deductions for certain items, including the mortgage deduction. It's a difficult point, and may prove a stumbling block for any agreement. So although hearings are now under way on some of these proposals, we believe it is highly unlikely that any major changes will be made to the tax system before 1997 at the earliest--and then only if the Republicans capture the White House and retain control of the Congress in the 1996 elections.
Q: How would a flat tax affect the municipal market?
A: It's difficult to say what effect a flat tax would have, as both tax law and flat tax proposals may change significantly in the next few years. Is a flat tax something investors need to worry about in the near term? We don't think so. We believe a full-fledged flat tax is at least a couple of years down the road, so it's probably premature to abandon the municipal market altogether.

Investors, however, often act in anticipation of the potential for various events (as opposed to the actual event), and we think this has created some reluctance to buy tax-exempt municipals. So while municipal bond funds benefited significantly from events this year--both Managed Municipals Fund and High-Yield Municipals Fund posted double-digit one-year returns-- municipals did not appreciate at the same rate as taxables. At current prices, we believe municipals are an attractive alternative to taxable bonds, and that may spur some inflows from investors who believe the equity market won't be able to sustain the riveting performance it turned in during 1995.

Portfolio holdings as of December 31, 1995; portfolio data subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Taxable-equivalent yield is shown in the 39.6 percent tax bracket, which applies to investors with incomes higher than $256,500 per year. Tax-free income is exempt from most federal taxes, but may be subject to state and local taxes and federal alternative minimum tax. Capital gains are subject to federal, state and local taxes. The Lehman Municipal Bond Index is an unmanaged group of municipal bonds that differs from the composition of the Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's general municipal debt peer fund group for the one-, five- and 10-year periods ended December 31, 1995, were 16.80 percent, 8.44 percent and 8.64 percent, respectively.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares.

Q&A Continued
High-Yield Municipals Fund Q&A

High-Yield Municipals
Fund Data
Investment Objective:
Seeks a high level of tax-free income consistent with capital preservation by investing in longer-term municipal securities, principally of medium and lower quality.

Fund Inception:
March 5, 1984

Total Net Assets:
$283.7 million

Q: You've marked your first full year managing High-Yield Municipals Fund. How did it perform?
A: High-Yield Municipals Fund finished the six-month period with a 7.47 percent total return, outdistancing both the Lipper high-yield municipal debt fund peer group return of 6.71 percent and the 7.12 percent return of the Lehman General Municipal Bond Index.

On December 31, 1995, the Fund's 30-day standardized tax-exempt yield was 5.22 percent. That translates into a taxable-equivalent yield of 8.64 percent for investors in the 39.6 percent tax bracket.

Q: What drove performance?
A: The Fund benefited from credit upgrades and price appreciation when some of its holdings were pre-refunded, but the principal factor in our performance was the Fund's weighting in high-yield bonds, which outperformed high-grade bonds during the quarter. Currently, new issuance of high-yield paper is lower than usual, which has contributed to the strong price appreciation of these securities. In addition, the demand for higher-yielding securities is heightened because of the prevalence of insured municipal bonds.

Q: Since bond insurance doesn't guarantee a bond's interest rate or market price, can you explain how it affects high-yield securities?
A: Lower-quality investment grade issues--those that have underlying ratings of A and BBB by Standard and Poor's or A and Baa by Moody's--are being insured before they come to market. Insured bonds are issued at lower yields and higher ratings. These bonds are replacing much of the A- and BBB-rated paper in the marketplace. As a result, demand for yield has taken on extra urgency, drawing investors who would typically avoid high-yield bonds into the high-yield market.

Q: You've made a conscious effort to boost the Fund's yield. Where are you finding opportunities now?
A: We believe that, without taking undue risk, we can be more aggressive than we have been in the past in seeking higher yields. We believe this is possible with thorough credit research and, fortunately, we think that's one of Stein Roe's strengths.

In the past year we've attempted to diversify the portfolio by adding a number of high-yield issues to the portfolio--including toll roads, an aquarium and several new issues in New York. New issue supply waxes and wanes throughout the year, and existing New York issues tend to do relatively well when supply is low. We've been pleased with the performance of these issues.

Q: Have the budget negotiations in Congress affected the portfolio?
A: We continually monitor the quality of our investments, and we trimmed our health care position when we saw some potential weakness in a few of those holdings in the fourth quarter. The Congressional budget talks, with their proposed cuts in Medicare and Medicaid, would have a material effect on hospitals. Some hospitals manage Medicare and Medicaid more effectively than others, and we're being very careful to try to determine those holdings that could be affected by cuts in these health plans.

Q: What are your expectations?
A: We expect long-term interest rates to stabilize or decline slightly in the first and second quarter, with a pickup in the economy in the third quarter. In addition to closely monitoring the economic cycle in the coming months, we will continue to monitor our credits for signs of weakness. We think volatility in the market will continue as we enter the campaign year and flat tax issues become a core subject of debate.

Portfolio holdings as of December 31, 1995; portfolio data subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Taxable-equivalent yield is shown in the 39.6 percent tax bracket, which applies to investors with incomes higher than $256,500 per year. Tax-free income is exempt from federal taxes, but may be subject to state and local taxes and federal alternative minimum tax. Capital gains are subject to federal, state and local taxes. The Lehman Municipal Bond Index is an unmanaged group of municipal bonds that differs from the composition of the Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's high-yield municipal debt fund peer group for the one-, five- and 10-year periods ended December 31, 1995, were 16.12 percent, 8.53 percent and 8.65 percent, respectively.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares.

Fund Highlights
Managed Municipals Fund
Securities Type Breakdown
                                Portfolio                  Portfolio
                              June 30, 1995            December 31, 1995
General Obligation                 18.3%                    16.4%
Lease/Miscellaneous                14.5                     14.8
Escrowed                           13.2                     12.2
Revenue:
  Housing                          12.0                     11.5
  Electric                          8.6                      9.8
  Water & Sewer                     8.3                      8.2
  Toll                              6.8                      6.6
  Hospital                          6.0                      6.5
  Airport                           4.1                      2.2
  Other Revenue                     8.2                     11.8
                                   -----                    -----
Total                               100%                     100%

Maturity
Pie chart:
                              As of June 30, 1995      As of December 31, 1995
Less Than 1 Year                      6.0%                     5.2%
1-5 Years                             7.9%                     7.7%
5-10 Years                            3.7%                     3.8%
10-15 Years                          12.0%                    13.4%
15-20 Years                          26.0%                    28.3%
20-25 Years                          23.9%                    22.2%
Over 25 Years                        20.5%                    19.4%

Portfolio Quality
Pie chart:
                              As of June 30, 1995      As of December 31, 1995
A                                    24.5%                     23.5%
AA                                   33.9%                     31.6%
AAA                                  38.8%                     38.9%
BBB                                   2.8%                      6.0%

Fund Highlights
High-Yield Municipals Fund
Securities Type Breakdown
                                Portfolio             Portfolio
                              June 30, 1995       December 31, 1995
Lease/Miscellaneous               22.4%                 24.6%
Escrowed                          10.0                  11.2
General Obligation                 5.9                   5.7
Revenue:
  Hospital                        17.8                  13.6
  Housing                         11.5                  11.1
  Electric                         8.5                   7.4
  Toll                             5.6                   7.5
  Water & Sewer                    3.6                   1.8
  Airport                          2.3                   1.6
  Student Loan                      --                   1.3
  Other Revenue                   12.4                  14.2
                                  -----                 -----
Total                              100%                  100%

Maturity
Pie chart:
                         As of June 30, 1995      As of December 31, 1995
Less Than 1 Year                 3.7%                      2.6%
1-5 Years                        2.4%                      6.3%
5-10 Years                       9.5%                      5.2%
10-15 Years                     10.7%                      8.8%
15-20 Years                     10.9%                     11.6%
20-25 Years                     34.1%                     34.6%
Over 25 Years                   28.7%                     30.9%

Portfolio Quality
Pie chart:
                         As of June 30, 1995      As of December 31, 1995
A                               27.0%                     26.8%
AA                              12.7%                     13.3%
AAA                             18.2%                     11.9%
BB                               3.2%                      3.0%
BBB                             21.3%                     27.7%
NR*                             17.6%                     17.3%

*Nonrated

SR&F Municipal Money Market Portfolio
Investments as of December 31, 1995
(Dollar amounts in thousands)
(Unaudited)
                                                             Principal         Market
Municipal Securities (100.5%)                                   Amount          Value
Alabama (3.7%)
*Alabama I.D.A. Solid Waste Disposal Revenues (Pine City
   Fiber Company L.O.C. Barclays Bank Plc) V.R.D.B. 5.250%     $ 5,750        $ 5,750

Arizona (0.8%)
*Maricopa County I.D.A. Multi Family Housing Revenue Series D
   (L.O.C. Bank One, Arizona) V.R.D.B. 5.300%                    1,200          1,200

Arkansas (3.2%)
*Clark County Solid Waste Disposal Revenue (Reynolds Metals Co.
   L.O.C. Trust Company Bank) V.R.D.B. 5.200%                    5,000          5,000

California (3.1%)
Los Angeles Unified School District T.R.A.N.
   4.500% 7/03/96 Series 95-96                                   2,750          2,761
San Diego T.A.N. Series A 4.750% 7/03/96                         2,000          2,008
                                                                              _______
                                                                                4,769
Colorado (0.5%)
Colorado Health Facilities Authority Revenue (MBIA Insured)
   V.R.D.B. 5.000%                                                 400            400
*Colorado Student Obligation Bond Authority Student Loan
   Revenue Series B (L.O.C. Student Loan Marketing Association)
   V.R.D.B. 5.200%                                                 400            400
                                                                              _______
                                                                                  800
District of Columbia (2.0%)
District of Columbia Revenue Series 1985 (American University
   L.O.C. National Westminister Bank) V.R.D.B. 5.200%            3,100          3,100

Florida (5.2%)
Putnam County Development Authority P.C.R. Series 1984 S
   (Seminole Electric Cooperative, Inc. gtd. by National Rural
   Utilities Cooperative Finance Corp.) V.R.D.B. 4.650%          4,100          4,100
St. Lucie County P.C.R. (Florida Power and Light)
   3.750% Mandatory Put 2/14/96                                  2,000          2,000
   3.500% Mandatory Put 3/07/96                                  2,000          2,000
                                                                              _______
                                                                                8,100

Georgia (2.0%)
*Development Authority of Gwinnett County I.D.R. (Price
   Companies Inc. L.O.C. NationsBank) V.R.D.B. 5.300%            3,000          3,000
Hapeville Development Authority I.D.R. (Hapeville Hotel Ltd.
   L.O.C. Swiss Bank Corp.) V.R.D.B. 6.000%                        100            100
                                                                              _______
                                                                                3,100
Illinois (6.8%)
*Illinois Development Finance Authority Revenue Refunding
   V.R.D.B.
     5.250% (Brookdale) (L.O.C. Landes Bank Hesson -
       Thiurgen Giro)                                            1,000          1,000
     5.200% (River Oaks) (L.O.C. Swiss Bank Corporation)           865            865
*Illinois Development Finance Authority Sewage Facilities
   Revenue (Nutrasweet Co. Project gtd. by Monsanto Co.)
   V.R.D.B. 5.300%                                               3,200          3,200

SR&F Municipal Money Market Portfolio
Continued                                                    Principal         Market
                                                                Amount          Value
Illinois (continued)
Illinois Health Facilities Authority Revenue
   5.550% V.R.D.B. (Palos Community Hospital L.O.C.
     ABN Amro)                                                 $   300        $   300
   3.900% Optional Put 2/08/96 (University of Chicago Hospital)  3,500          3,500
   5.600% V.R.D.B. (L.O.C. Bank One Indianapolis)                                 570  570
*Southwestern Development Authority Solid Waste Disposal
   Revenue (Shell Oil Co.) 6.150% V.R.D.B.                       1,000          1,000
                                                                              _______
                                                                               10,435
Indiana (8.5%)
Fort Wayne Hospital Authority Revenue (Parkview Memorial
   Hospital L.O.C. Fuji Bank, Ltd.) V.R.D.B.
     5.600% Series B                                             3,000          3,000
     5.600% Series C                                             2,300          2,300
*Franklin Economic Development Revenue Refunding (L.O.C.
   Federal Home Loan Bank, Indianapolis) V.R.D.B. 5.300%         2,965          2,965
Gary Environmental Improvement Revenue (U.S. Steel L.O.C.
   Bank of Nova Scotia) V.R.D.B. 4.250%                            500            500
*Halifax County Industrial Facilities (Westmoreland L.O.C. Credit
   Suisse) V.R.D.B. 6.100%                                         300            300
*LaPorte County Economic Development Revenue (Woodland
   Project L.O.C. Federal Home Loan Bank, Indianapolis)
   V.R.D.B. 5.300%                                               2,000          2,000
Petersburg P.C.R. Refunding Revenue Series 1995 B (Indianapolis
   Power & Light)(AMBAC Insured) V.R.D.B. 5.000%                 2,000          2,000
                                                                              _______
                                                                               13,065
Iowa (1.3%)
Iowa School Corporations Warrant Certificates (Capital Guaranty
   Insured) Series 1995-96 Series A 4.750% 6/28/96               2,000          2,009

Kentucky (2.8%)
*Covington I.D.R. Series 1991 (White Castle Distributing L.O.C.
   Bank One, Columbus) V.R.D.B. 5.350%                           4,255          4,255

Louisiana (1.7%)
*Lake Charles Harbor & Terminal District P.C.R. (Conoco Inc.
   gtd by E.I. DuPont) V.R.D.B. 6.150%                             700            700
Louisiana Recovery District Sales Tax Revenue (MBIA Insured)
   7.625% 7/01/96                                                1,000          1,019
*Parish of St. Charles P.C.R. (Shell Oil Co.) V.R.D.B. 6.150%      900            900
                                                                              _______
                                                                                2,619
Maryland (1.9%)
*Ann Arundel County E.D.R. (Baltimore Gas and Electric
   Company) 3.900% Mandatory Put 1/30/96                         3,000          3,000

Michigan (3.6%)
Detroit School District State School Aid Notes Series 1995
   4.500% 5/01/96                                                2,500          2,505
Michigan Job Development Authority P.C.R. Series 1985 (Mazda
   Motor Manufacturing USA Corp. L.O.C. Sumitomo Bank,
   Ltd.) V.R.D.B. 5.250%                                         3,000          3,000
                                                                              _______
                                                                                5,505
Minnesota (1.0%)
*Minnesota Housing Finance Authority Single Family Mortgage
   Series N 3.600% Mandatory Put 12/12/96                        1,600          1,600

SR&F Municipal Money Market Portfolio
Continued                                                    Principal         Market
                                                                Amount          Value
Mississippi (0.6%)
Claiborne County (Southern Mississippi Electric gtd. by National
   Rural Utilities Cooperative Finance Corp.) 3.700% Mandatory
   Put 2/13/96                                                 $ 1,000        $ 1,000

Missouri (2.9%)
*Jefferson County (GHF Holdings L.O.C. Bank One, Indianapolis)
   V.R.D.B. 5.350%                                               4,410          4,410

New Hampshire (3.9%)
*New Hampshire I.D.R. (New England Power Co.) 4.050%
   Mandatory Put 2/09/96                                         6,000          6,000

New Mexico (0.6%)
*Santa Fe Single Family Mortgage Revenue 4.000%
   Mandatory Put 11/15/96                                        1,000          1,000

New York (2.0%)
New York City R.A.N. Series B 4.750% 6/28/96                     3,000          3,012

North Carolina (0.6%)
North Carolina Educational Facilities Financing Revenue (Bowman
   Grey School Medical Project L.O.C. Wachovia Bank)
   V.R.D.B. 5.000%                                               1,000          1,000

Ohio (0.3%)
Ohio Environmental Improvement Revenue (L.O.C. Pittsburgh
   National Bank) V.R.D.B. 4.000%                                  400            400

Oregon (1.0%)
Klamath Falls Electric Revenue Salt Caves Hydroelectricity Series D
   4.400% Mandatory Put 5/01/96                                  1,500          1,500

Pennsylvania (3.3%)
Pennsylvania T.A.N. Series 1995-96 4.500% 6/28/96                               3,0003,011
Philadelphia T.R.A.N. 4.500% 6/27/96                             2,000          2,005
                                                                              _______
                                                                                5,016

South Carolina (8.6%)
*South Carolina Economic Development Authority (Specialty
   Equipment Companies L.O.C. Barclays Bank PLC)
   V.R.D.B. 5.350%                                               3,000          3,000
South Carolina Local Education Agencies Pooled Tax and Revenue
   Anticipation Note Program Series 1995 A 5.000% 8/14/96        5,000          5,015
York County P.C.R. (gtd. by National Rural Utilities Cooperative
   Finance Corp.)
     3.800% Optional Put 2/15/96 (Saluda River)                  3,300          3,300
     3.750% Optional Put 3/15/96 (North Carolina Electric Co.)   2,000          2,000
                                                                              _______
                                                                               13,315
Tennessee (3.7%)
Blount County Hospital Revenue Refunding Series 1996 A
   (MBIA Insured) 3.900% 7/01/96                                 1,775          1,775
*McMinn County Industrial Development Board I.D.R. (L.O.C.
   NBD Bank) V.R.D.B. 5.250%                                     4,000          4,000
                                                                              _______
                                                                                5,775

SR&F Municipal Money Market Portfolio
Continued                                                    Principal         Market
                                                                Amount          Value
Texas (11.1%)
Denton I.D.R. (Safety-Kleen Corp. L.O.C. Swiss Bank Corporation)
   V.R.D.B. 5.050%                                             $   830       $    830
*Harris County Industrial Development Corp. (Exxon Corp.)
   V.R.D.B. 6.150%                                                 500            500
*Harris County Industrial Development Corp. I.D.R. (Precision
   General Project L.O.C. Morgan Guaranty) V.R.D.B. 5.350%       2,060          2,060
*North Texas Higher Education Authority Texas Student Loan
   Revenue Refunding Series A (L.O.C. Student Loan Marketing
   Association) V.R.D.B. 5.250%                                  1,100          1,100
*Robertson County Industrial Development Corp. I.D.R.
   Series 1995 (L.O.C. Harris Bank) V.R.D.B. 5.200%              1,800          1,800
*San Antonio Airport Lease Special Project Revenue (Hedrick
   Beechcraft, Inc gtd. by Raytheon Co.) Series 1992
   V.R.D.B. 5.250%                                               3,900          3,900
Texas G.O. Veteran's Housing Assistance Program Funding
   Series 1995 V.R.D.B. 5.050%                                   2,000          2,000
Texas T.R.A.N. 4.750% 8/30/96                                    5,000          5,026
                                                                             ________
                                                                               17,216
Vermont (0.3%)
*Vermont I.D.R. (Rye Gate Project L.O.C. ABN Amro)
   V.R.D.B. 5.100%                                                 500            500

Washington (1.3%)
*Yakima County Public Corp I.D.R. (L.O.C. Bayerische Vereinsbank
   AG) V.R.D.B. 5.350%                                           2,000          2,000

Wisconsin (12.2%)
*Carlton P.C.R. Series 1988 (Wisconsin Power and Light)
   V.R.D.B. 5.150%                                               6,500          6,500
*Fond Du Lac I.D.R. (Brenner Tank Inc. L.O.C. Bank One,
   Milwaukee) V.R.D.B. 5.350%                                   3,825           3,825
*Holland I.D.R. (White Clover Daily Inc. L.O.C. Bank One,
   Milwaukee) V.R.D.B. 5.350%                                   3,085           3,085
*Kenosha I.D.R. (Monarch Plastics Inc. L.O.C. Bank One,
   Milwaukee) V.R.D.B. 5.350%                                   2,430           2,430
*Oak Creek I.D.R. Series 1995 (McAdams Graphics L.O.C. Bank
   One, Milwaukee) V.R.D.B. 5.450%                               2,000          2,000
Wisconsin Health Facilities Authority Revenue (Franciscan Health
   L.O.C. Toronto Dominion Bank) V.R.D.B. 5.500%                 1,000          1,000
                                                                             ________
                                                                               18,840

Total Municipal Securities (100.5%)
   (Amortized Cost $155,291)                                                  155,291
Other Assets, Less Liabilities (-0.5%)                                          (708)
                                                                             ________
Total Net Assets (100.0%)                                                    $154,586
                                                                             ========


* These securities are subject to Alternative Minimum Tax. At December 31, 1995 these securities represented 55.1 percent of net assets.

See accompanying notes to financial statements.

Intermediate Municipals Fund
Investments as of December 31, 1995
(Dollar Amounts In Thousands)
(Unaudited)
                                                             Principal         Market
Municipal Securities (98.5%)                                    Amount          Value
Alabama (0.8%)
Alabama Special Care Facility Financing Authority Birmingham
   Revenue (Daughters of Charity St. Vincent Hospital)
   5.000% 11/01/05                                             $ 1,735        $ 1,729

Alaska (1.4%)
Kenai Peninsula Borough G.O. Refunding (AMBAC Insured)
   8.300% 1/01/99                                                1,500          1,673
North Slope Borough G.O. 8.350% 6/30/98                          1,200          1,311
                                                                              _______
                                                                                2,984
Arizona (6.8%)
Arizona Transportation Board Highway Revenue Subordinated
   Series A 6.000% 7/01/00                                       1,000          1,076
Cochise County Unified School District No. 68 Series B
   (FGIC Insured) 9.000% 7/01/01                                1,115           1,366
Maricopa County Hospital Revenue (Samaritan Health Services)
   (Escrowed in U.S. Treasury Securities) 7.625% 1/01/08         2,050          2,436
Maricopa County Refunding G.O. Unlimited Tax (FGIC Insured)
   6.250% 7/01/00                                                2,000          2,172
Phoenix Civic Improvement Wastewater System Lease Revenue
   (Escrowed in U.S. Treasury Securities) (pre-refunded to 7/01/03)
   6.000% 7/01/07                                                2,500          2,772
Pima County Refunding G.O. 6.300% 7/01/02                        2,500          2,779
Pima County Unified School District No. 1 (Tucson Project)
   (MBIA Insured) 8.000% 7/01/01                                 1,400          1,650
Tempe Unified High School District No. 213 Refunding and
   Improvement (FGIC Insured) 7.00% 7/01/08                        500            595
                                                                              _______
                                                                               14,846
Arkansas (1.3%)
Beaver Water District Benton & Washington Counties Water
   Revenue Refunding (MBIA Insured) 6.000% 11/15/04              2,580          2,851

California (5.6%)
*California Housing Finance Agency Revenue Home Mortgage
   Series B-1 5.900% 2/01/04                                       990          1,041
Central Coast Water Authority Revenue (AMBAC Insured)
   5.950% 10/01/03                                               2,000          2,196
East Bay Municipal Utility District Water System Revenue
   (Escrowed in U.S. Treasury Securities) (AMBAC Insured)
   7.000% 6/01/00                                                1,400          1,556
Los Angeles County Public Water Works Authority (Regional Parks
   And Open Space Revenue) 5.800% 10/01/05                       1,500          1,606
Los Angeles Department of Water & Power Electric Revenue
   Crossover Refunding 9.000% 9/01/03                            2,500          3,215
Oakland Unified School District G.O. Series A (FGIC Insured)
   Zero Coupon (Effective Yield 6.250%) 8/01/16                  1,700            504
Vallejo Revenue Series B (Water Improvement Project)
   (FGIC Insured) 6.000% 11/01/01                                2,030          2,207
                                                                              _______
                                                                               12,325
Colorado (0.2%)
Adams County School District No 12 Series A (MBIA Insured)
   Zero Coupon (Effective Yield 5.850%) 12/15/12                 1,300            512

Intermediate Municipals Fund Continued
                                                             Principal         Market
                                                                Amount          Value
Delaware (0.6%)
Delaware Economic Development Authority Water Development
   Revenue Refunding (General Waterworks Corp.-Wilmington
   Suburban Water Corp.) 6.450% 12/01/07                       $ 1,165        $ 1,306

Florida (2.6%)
Florida Division Board Finance Department of General Services
   Revenue (Department of Natural Resources) (MBIA Insured)
   6.000% 7/01/03                                                1,000          1,087
*Lee County Solid Waste System Revenue (MBIA Insured)
   5.250% 10/1/10                                                3,000          2,971
Palm Beach County Airport System Revenue (MBIA Insured)
   7.625% 10/01/04                                               1,410          1,663
                                                                              _______
                                                                                5,721
Georgia (5.4%)
Dekalb County Development Authority Revenue (Emory University
   Project) Series A 5.375% 11/01/05                             3,000          3,153
Fulton County Water & Sewer Revenue Refunding (FGIC Insured)
   5.625% 1/01/01                                                1,000          1,064
Georgia G.O. Series C 7.700% 4/01/00                             1,250          1,421
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue
   Refunding (AMBAC Insured)
     6.050% 7/01/01                                              1,600          1,733
     5.800% 7/01/02                                              1,000          1,075
Municipal Electric Authority of Georgia Special Obligation Fifth
   Crossover Series (AMBAC Insured) 6.400% 1/01/13               3,000          3,399
                                                                              _______
                                                                               11,845
Hawaii (0.6%)
Honolulu (City & County) Refunding G.O. Series 1990 A
   7.350% 7/01/06                                                1,000          1,217

Illinois (5.6%)
*Chicago Midway Airport Revenue Series A (MBIA Insured)
   5.700% 1/01/04                                                1,000          1,053
Chicago School Finance Authority Series A (MBIA Insured)
   4.800% 6/01/04                                                2,040          2,031
Chicago Skyway Toll Bridge Revenue Refunding Series 1994
   6.750% 1/01/17                                                1,500          1,573
Chicago Water Revenue Refunding (FGIC Insured) 6.500% 11/01/09   2,130          2,416
DuPage County Special Service Area No. 11 Refunding
   6.750% 1/01/14                                                1,250          1,266
Metropolitan Pier & Exposition Authority Dedicated State Tax
   Revenue Series 1992 A (McCormick Place Expansion Project)
     5.900% 6/15/03                                              1,500          1,606
     7.250% 6/15/05                                              1,750          2,058
*Southwestern Illinois Development Authority Solid Waste Disposal
   Revenue (Shell Oil Co.) V.R.D.B. 6.150%                         300            300
                                                                              _______
                                                                               12,303

Indiana (4.4%)
Indiana Toll Road Commission Toll Road Revenue (Escrowed in
   U.S. Treasury Securities) 9.000% 1/01/15                      2,655          3,798
Indiana Transportation Finance Authority Airport Facilities Lease
   Revenue Series A (United Airlines)
     5.600% 11/01/99                                             1,125          1,173
     6.500% 11/01/07                                             2,250          2,449

Intermediate Municipals Fund Continued
                                                             Principal         Market
                                                                Amount          Value
Indiana (Continued)
Indianapolis Local Public Improvement Bond Bank Series 1992 D
   6.500% 2/01/06                                              $ 2,100        $ 2,321
                                                                              _______
                                                                                9,741
Iowa (0.7%)
Iowa School Corporations Warrant Certificates 1995-96 Series A
   (Capital Guaranty Insured) 4.750% 6/28/96                     1,500          1,509

Kentucky (3.7%)
Kentucky Property & Buildings Refunding (MBIA Insured)
   6.250% 9/01/07                                                2,755          3,081
Kentucky Turnpike Authority Economic Development Revenue
   Refunding (Revitalization Projects)
     5.800% 1/01/04                                              2,500          2,677
     6.500% 7/01/07 (AMBAC Insured)                              2,000          2,278
                                                                              _______
                                                                                8,036
Louisiana (2.2%)
Lafayette Public Power Authority Electric Revenue
   9.000% 11/01/96                                               1,000          1,043
Louisiana Public Facilities Authority Student Loan Revenue
   Series A-1 5.900% 9/01/99                                     2,000          2,079
Orleans Levee District Tax Revenue Receipts Series A (FSA Insured)
   5.950% 11/01/04                                               1,635          1,719
                                                                              _______
                                                                                4,841
Maine (0.4%)
*Maine Educational Loan Authority Educational Loan Revenue
   Supplemental Education Loan Series A-2 6.650% 12/01/02          725            789

Massachusetts (4.3%)
Massachusetts Bay Transportation Authority Mass Refunding
   General Transportation System Series A 7.000% 3/01/07         2,250          2,632
Massachusetts Health and Educational Facilities Authority Revenue
   7.250% 7/01/00 Series C  (Daughters of Charity Carney
     Hospital)                                                   1,000          1,081
   6.000% 7/01/09 Series D (Daughters of Charity Carney
     Hospital)                                                   1,000          1,047
   6.250% 12/01/14 (Dana Farber Cancer Institution)              1,000         1,036
Massachusetts Water Resources Authority Refunding Series C
   6.000% 12/01/11                                               3,410          3,713
                                                                              _______
                                                                                9,509

Michigan (2.8%)
Hastings School District (FGIC Insured) 5.250% 5/01/08           1,030          1,044
Michigan Building Authority Revenue Refunding Series I
   (AMBAC Insured) 6.000% 10/01/02                               3,000          3,281
Michigan Hospital Finance Authority Revenue (Daughters of Charity
   Providence Hospital) 6.500% 11/01/01                          1,605          1,725
                                                                              _______
                                                                                6,050
Missouri (0.4%)
Missouri Regional Convention  & Sports Complex Authority
   6.600% 8/15/03                                                  830            923

Nevada (1.3%)
*Clark County P.C.R. Series 1990 A (Southern California Edison Co.)
   7.125% 6/01/09                                                1,500          1,632

Intermediate Municipals Fund Continued
                                                             Principal         Market
                                                                Amount          Value
Nevada (Continued)
Las Vegas Valley Water District G.O. Limited Tax (AMBAC Insured)
   (Escrowed in U.S. Treasury Securities) (pre-refunded to 8/01/00)
   7.000% 8/01/08                                              $ 1,000        $ 1,130
                                                                              _______
                                                                                2,762
New Jersey (3.2%)
Bergen County Utility Authority Solid Waste System Revenue
   Refunding Series A (FGIC Insured) 6.250% 6/15/06              2,000          2,202
New Jersey Health Care Facilities Finance Authority Revenue
   6.100% 7/01/01 (Hackensack Medical Center) (FGIC Insured)     1,000          1,089
   7.000% 7/01/03 (Christ Hospital Group) (Connie Lee Insured)   1,730          1,987
New Jersey Turnpike Authority Revenue Refunding Series A
   (AMBAC Insured) 6.400% 1/01/02                                1,500          1,656
                                                                              _______
                                                                                6,934
New Mexico (1.7%)
Gallup P.C.R. (Plains Electric Transmission & Generating
   Cooperative Inc.) (MBIA Insured) 6.100% 8/15/02               2,000          2,174
Rio Rancho Water & Wastewater System Revenue Series A
   (FSA Insured) 8.000% 5/15/03                                  1,350          1,634
                                                                              _______
                                                                                3,808
New York (5.3%)
New York City G.O. Series 1996 D 6.500% 2/15/05                  4,000          4,228
New York Dormitory Authority Revenue (State University
   Educational Facilities) Series A 6.500% 5/15/05               1,000          1,087
New York Environmental Facility Corp. P.C.R. State Water Series D
   6.300% 5/15/05                                                3,000          3,409
New York Urban Development Corporation Revenue Series 4
    5.250% 1/01/13                                               3,000          2,866
                                                                              _______
                                                                               11,590
North Carolina (2.4%)
North Carolina Eastern Municipal Power Refunding Series B
    6.000% 1/01/05                                               3,000          3,104
North Carolina Municipal Power Agency No. 1 Catawba Electric
   Revenue Refunding
     3.750% 1/01/96                                                500            500
     5.900% 1/01/03                                              1,500          1,560
                                                                              _______
                                                                                5,164

Ohio (2.4%)
Columbus G.O. Sewer Improvement No. 26 6.750% 9/15/04            1,000          1,111
Hamilton County Sewer System Revenue Refunding and
   Improvement Series A 6.300% 12/01/01                            620            681
Loveland School District G.O. (MBIA Insured) 7.100% 12/01/09     3,000          3,480
                                                                              _______
                                                                                5,272
Oklahoma (0.5%)
Mackalester Oklahoma Public Works Authority Revenue Refunding
   & Improvement (FSA Insured) 5.250% 12/01/14                   1,230          1,207

Oregon (2.4%)
Oregon Department of Transportation Revenue (MBIA Insured)
   5.700% 6/01/02                                                1,220          1,315
Portland Sewer System Revenue Refunding Series B (FGIC Insured)
   5.400% 4/01/02                                                2,500          2,661
Tri-County Metropolitan Transportation District Revenue Series A
   (AMBAC Insured) 6.750% 8/01/03                                1,060          1,208
                                                                              _______
                                                                                5,184

Intermediate Municipals Fund Continued
                                                             Principal         Market
                                                                Amount          Value
Pennsylvania (3.7%)
Dauphin County Hospital Authority Revenue Refunding Series B
   (Hapsco Group Inc.) (MBIA Insured) 5.800% 7/01/02           $ 1,600        $ 1,711
Penn Hills Township Allegheny County G.O. Series 1995
   (AMBAC Insured) 5.500% 12/01/04                               2,510          2,658
Pennsylvania Higher Education Assistance Agency Student Loan
   Revenue Refunding Series 1985 A (FGIC Insured)
   6.800% 12/01/00                                               3,000          3,286
Schuykill County I.D.A. Resource Recovery Revenue (Westwood
   Energy Properties Limited Partnership L.O.C. Fuji Bank, Ltd.)
   V.R.D.B. 6.250%                                                 500            500
                                                                              _______
                                                                                8,155
Puerto Rico (0.5%)
Puerto Rico Electric Power Authority Revenue Series X
   6.000% 7/01/15                                                1,000          1,030

South Carolina (2.6%)
Piedmont Municipal Power Agency Electric Revenue (FGIC Insured)
   6.125% 1/01/07                                                2,065          2,277
*South Carolina Ports Authority Revenue (AMBAC Insured)
   6.200% 7/01/01                                                1,000          1,074
Sumter County Hospital Facilities Revenue Refunding (Tuomey
   Regional Medical Center) (MBIA Insured) 6.625% 11/15/04       2,000          2,266
                                                                              _______
                                                                                5,617
Tennessee (1.5%)
Metropolitan Nashville & Davidson County Water & Sewer
   Revenue (FGIC Insured) 6.500% 1/01/10                         2,750          3,167

Texas (12.8%)
Alief Independent School District G.O. (gtd. by Permanent School
   Funding) 8.000% 2/15/99                                       1,305          1,451
Dallas Waterworks & Sewer System Revenue Refunding Series 1988
   7.000% 4/01/98                                                2,000          2,126
Dallas-Fort Worth Regional Airport Joint Revenue Refunding
   Series B 5.750% 11/01/99                                      1,000          1,056
Fort Bend Independent School District Unlimited Tax (gtd. by
   Permanent School Funding) 7.500% 2/15/00                      1,010          1,133
Fort Worth Limited Tax 8.350% 3/01/00                            1,250          1,442
Houston Hotel Occupancy Tax Revenue Refunding (FSA Insured)
   6.000% 7/01/06                                                2,095          2,265
Houston Water & Sewer System Revenue Refunding Jr. Lien Series C
   (MBIA Insured) 5.900% 12/01/05                                1,300          1,412
Houston Water Conveyance System Contract Certificates of
   Participation (AMBAC Insured)
     7.000% 12/15/03 Series C                                    1,000          1,153
     6.125% 12/15/06 Series J                                    1,000          1,102
Northside Independent School District G.O. 9.400% 4/01/98        1,850          2,053
Plano Independent School District G.O. Unlimited Tax
    (FGIC Insured) 8.625% 2/15/99                                1,900          2,143
Round Rock Independent School District G.O. Unlimited Tax
   School Building and Refunding Series 1991
     8.625% 8/15/00 Series 1991 (MBIA Insured)                   1,270          1,499
     7.500% 8/01/02 Series 1995 A (PSF Insured)                  1,200          1,417

Intermediate Municipals Fund Continued
                                                             Principal         Market
                                                                Amount          Value
Texas (Continued)
San Antonio Water System Revenue Refunding (FGIC Insured)
   6.000% 5/15/01                                              $ 3,000       $  3,235
*Texas Veterans Land G.O. 7.625% 12/01/13                        3,975          4,358
                                                                             ________
                                                                               27,845
Utah (0.5%)
Utah Housing Finance Agency Single Family Mortgage Issue E
   Series 1986 A
     8.300% 7/01/00                                                435            451
     8.400% 7/01/01                                                580            602
                                                                             ________
                                                                                1,053
Virginia (1.4%)
*Virginia Housing Development Authority Commonwealth
   Mortgages Series A
     6.700% 7/01/05 Subseries A-1                                1,280          1,396
     6.200% 7/01/12 Subseries A-4 (MBIA Insured)                 1,670          1,751
                                                                             ________
                                                                                3,147
Washington (6.5%)
Clark County Public Utilities District No. 1 Generating System
   Revenue (FGIC Insured) 6.000% 1/01/08                         2,500          2,690
Snohomish County School District No. 2 Refunding G.O. (Everett)
   (MBIA Insured)
     7.250% 12/01/00                                             2,540          2,878
     7.000% 12/01/01                                             2,230          2,539
     7.000% 12/01/02                                             1,500          1,729
Washington Multiple Purpose G.O. Series C 6.500% 7/01/04         3,800          4,299
                                                                             ________
                                                                               14,135

Total Municipal Securities (98.5%)
   (Amortized Cost $202,802)                                                  215,107
Other Assets, Less Liabilities (1.5%)                                           3,311
                                                                             ________
Total Net Assets (100.0%)                                                    $218,418
                                                                             ========


* These securities are subject to Alternative Minimum Tax. At December 31, 1995 these securities represented 7.5 percent of net assets.

See accompanying notes to financial statements.

Managed Municipals Fund
Investments as of December 31, 1995
(Dollar Amounts In Thousands)
(Unaudited)
                                                             Principal         Market
Municipal Securities (100.6%)                                   Amount          Value
Alabama (0.7%)
Alabama Special Care Facility Financing Authority Birmingham
   Revenue (Daughters of Charity St. Vincent Hospital)
   5.000% 11/01/25                                             $ 5,000        $ 4,602

Arizona (0.3%)
Phoenix G.O. Unlimited Tax Refunding Series 1995A 6.250 7/01/17  1,800          2,031

Arkansas (0.4%)
Arkansas Development Financing Authority Single Family
   Mortgage Revenue Series A (FHA Insured) 8.125% 8/01/14        2,475          2,584

California (5.1%)
Burbank Wastewater Treatment Revenue Series A 5.500% 6/01/25     1,000          1,001
California Health Facilities Finance Authority Revenue
   (Daughters of Charity) (Escrowed in U.S. Treasury Securities)
   (pre-refunded to 5/01/96) 9.250% 11/01/15                     2,000          2,076
California Public Works Board Lease Revenue Series A (FSA Insured)
   5.625 5/01/20                                                 3,000          3,010
Central Contra Costa Sanitation District Revenue Wastewater
   Facilities Improvement Project (MBIA Insured)
     6.250% 9/01/13                                              2,025          2,191
     6.250% 9/01/14                                              1,295          1,401
Foothill Eastern Transportation Corridor Agency Toll Road
   Refunding Sr. Lien Series 1995A
     Zero Coupon (Effective Yield 7.200%) 1/01/18                              10,0002,511
     6.000% 1/01/34                                              1,500          1,492
Long Beach Aquarium of the Pacific Revenue Series 1995 A
   6.125% 7/01/23                                               10,000          9,968
Northern California Power Agency Public Power Revenue Refunding
   Series B-1 (Hydroelectric Project #1) (Escrowed in U.S. Treasury
   Securities) (pre-refunded to 7/01/98) 8.000% 7/01/24          2,000          2,185
Southern California Public Power Authority Revenue Refunding
   Zero Coupon (Effective Yield 6.000%) 7/01/14 (FGIC Insured)
     (Escrowed in U.S. Treasury Securities)                      8,155          3,034
   5.000% 7/01/17 Series A (Power Project)                       2,500          2,334
   5.500% 7/01/23 (Transmission Project)                         1,490          1,463
                                                                              _______
                                                                               32,666

Colorado (1.4%)
Colorado Housing Finance Authority Multifamily Mortgage Revenue
   6.000% 10/01/09                                               1,490          1,492
   6.000% 10/01/10                                               1,590          1,592
   6.000% 10/01/11                                               1,715          1,716
   6.000% 10/01/12                                               1,835          1,836
Municipal Subdistrict Northern Colorado Water Conservancy
   District Revenue Series D 6.000% 12/01/15                     2,500          2,529
                                                                              _______
                                                                                9,165
Delaware (0.8%)
Delaware Economic Development Authority Water Development
   Revenue Refunding (General Waterworks Corp. - Wilmington
   Suburban Water Corp.)
     6.450% 12/01/07 Series 1992 B                               1,160          1,300
     *6.800% 12/01/23 Series 1992 A                              3,500          3,736
                                                                              _______
                                                                                5,036
Managed Municipals Fund Continued
                                                             Principal         Market
                                                                Amount          Value
Florida (1.8%)
Broward County Public Improvement Revenue Refunding G.O.
   Series 1986
     12.500% 1/01/03                                           $ 1,000        $ 1,471
     12.500% 1/01/04                                             1,195          1,821
     12.500% 1/01/05                                             2,000          3,140
Florida G.O. (Jacksonville Transportation Authority Project)
   (Escrowed in U.S. Treasury Securities) 9.200% 1/01/15        2,000           2,833
*Jacksonville Water and Sewer Development Revenue (Jacksonville
   Suburban Utilities-General Waterworks Corp.) 6.750% 6/01/22   1,500          1,633
Martin County P.C.R. (Florida Power & Light Co.)
   V.R.D.B. 5.000%                                                 400            400
                                                                              _______
                                                                               11,298
Georgia (11.8%)
Atlanta Airport Facility Revenue Series 1994 A (AMBAC Insured)
   6.500% 1/01/08                                                2,750          3,115
   6.500% 1/01/10                                                2,000          2,273
*Cartersville Development Authority Revenue Water & Wasteworks
   Facilities (Anheuser-Busch) 7.375% 5/01/09                    9,000         10,871
Columbia County School District G.O. (MBIA Insured)
   6.750% 4/01/09                                                1,900          2,210
   7.000% 4/01/10                                                2,125          2,532
   7.000% 4/01/11                                                2,370          2,831
Fulton County Water & Sewer Revenue Refunding (FGIC Insured)
   6.375% 1/01/14                                               13,700         15,653
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue
   Refunding Series P (AMBAC Insured) 6.250% 7/01/20             4,000          4,585
Municipal Electric Authority of Georgia Power Revenue Series V
   6.600% 1/01/18                                               21,100         24,043
Paulding County Georgia School District (MBIA Insured)
   6.000% 02/01/10                                               4,235          4,595
   6.000% 02/01/13                                               2,360          2,574
                                                                              _______
                                                                               75,282
Idaho (0.3%)
*Idaho Housing Agency Single Family Mortgage Revenue
   (FHA/VA Insured) 7.875% 7/01/24                               1,945          2,054
Illinois (9.2%)
Chicago Board of Education Refunding G.O. Lease Certificates
   Series A (MBIA Insured) 6.000% 1/01/16                        5,000          5,442
Chicago (City of) Gas Supply Revenue Series 1985 D (Peoples Gas
   Light & Coke Company) 7.500% 3/01/15                          4,500          5,053
Chicago (City of) Skyway Toll Bridge Revenue Series 1994
   6.750% 1/01/17                                                1,500          1,573
Illinois Development Finance Authority
   **5.950% 1/01/09 (Catholic Charities Housing Development)     1,450          1,465
   7.600% 9/01/13 P.C.R. (Central Illinois Public Service)       3,000          3,386
Illinois Housing Development Authority Series A (FHA Insured)
   7.800% 12/01/12                                                 905            939
   8.000% 6/01/26                                                6,770          7,021
Illinois Sales Tax Revenue Refunding Series Q 6.000% 6/15/12    10,000         10,875
Illinois Toll Highway Authority Priority Revenue Series A
   6.300% 1/01/11                                                7,500          8,317

Managed Municipals Fund Continued
                                                             Principal         Market
                                                                Amount          Value
Illinois (Continued)
Metropolitan Fair & Exposition Authority Dedicated State Tax
   Revenue (Escrowed in U.S. Treasury Securities) (pre-refunded to
   6/01/96) 8.000% 6/01/10                                    $ 10,000       $ 10,371
*Southwestern Illinois Development Authority Solid Waste Disposal
   Revenue (Shell Oil Co.) V.R.D.B.
     6.150%                                                      2,100          2,100
University of Illinois University Revenue Auxiliary Facilities
   (MBIA Insured) Zero Coupon (Effective Yield 6.120%) 4/01/12   5,795          2,378
                                                                             ________
                                                                               58,920
Indiana (5.8%)
*Hammond Sewer & Solid Waste Disposal Revenue
   (American Maize Products Co.) 8.000% 12/01/24                 5,000          5,643
*Indianapolis Airport Authority Revenue Special Facilities (United
   Airlines) 6.500% 11/15/31                                     5,000          5,095
Indianapolis Local Public Improvement Series 1995 A (FSA Insured)
   5.000% 1/01/17                                               11,415         10,628
Indiana Transportation Finance Authority Airport Facilities Lease
   Revenue Series A 6.250% 11/01/16                              6,950          7,159
Michigan City P.C.R. (Northern Indiana Public Service Company)
   5.700% 10/01/03                                               8,795          8,810
                                                                             ________
                                                                               37,335
Iowa (0.2%)
*Iowa Finance Authority Single Family Mortgage Revenue Series B
   (collateralized by Government & Federal National Mortgage
   Association Securities) 7.450% 7/01/23                        1,255          1,332

Kansas (0.6%)
Kansas City Industrial Revenue (PQ Corp) V.R.D.B. 6.000%           300            300
Kansas Department of Transportation Highway Revenue (Escrowed
   in U.S. Treasury Securities) (pre-refunded to 3/01/02)
   6.500% 3/01/12                                                3,000          3,365
                                                                             ________
                                                                                3,665

Kentucky (3.3%)
*Kentucky Housing Corp. Revenue Series C (FHA/VA Insured)
   8.100% 1/01/22                                                2,585          2,774
Kentucky Turnpike Authority Economic Development Revenue
   Refunding Series 1992 (Revitalization Project) (FGIC Insured)
   Zero Coupon (Effective Yield 6.600%) 1/01/10                 13,500          6,441
Kentucky Turnpike Authority Revenue (Escrowed in U.S. Treasury
   Securities) (pre-refunded to 7/01/97) 13.125% 7/01/09         2,425          2,740
*Trimble County P.C.R. Series A (Louisville Gas & Electric Co.)
   7.625% 11/01/20                                               6,670          7,559
   7.625% 11/01/20 (Escrowed in U.S. Treasury Securities)
     (pre-refunded to 11/01/00)                                  1,330          1,533
                                                                             ________
                                                                               21,047
Louisiana (2.7%)
*Lake Charles Harbor & Terminal District P.C.R. (E.I. DuPont gtd.
   by Conoco Inc.) V.R.D.B. 6.150%                                 900            900
*De Soto Parish Environmental Improvement Revenue (International
   Paper Co.) Series A 7.700% 11/01/18                           3,250          3,752
East Baton Rouge Parish P.C.R. (Rhone-Poulenc) V.R.D.B. 5.900%   1,000          1,000

Managed Municipals Fund Continued
                                                             Principal         Market
                                                                Amount          Value
Louisiana (Continued)
Louisiana Public Facility Authority Hospital Revenue (Hotel Dieu
   Daughters of Charity Health System) (Escrowed in U.S. Treasury
   Securities) (pre-refunded to 2/01/96) 9.750% 2/01/15        $ 1,000        $ 1,024
New Orleans G.O. (AMBAC Insured)
   Zero Coupon (Effective Yield 6.125%) 9/01/12                  6,250          2,524
*Parish of St. Charles P.C.R. (Shell Oil Co.) V.R.D.B. 6.150%    3,700          3,700
Shreveport Water & Sewer Revenue Series 1994 A (FGIC Insured)
   5.250% 12/01/12                                               2,005          1,993
   5.250% 12/01/13                                               2,115          2,090
                                                                              _______
                                                                               16,983
Maine (1.2%)
*Maine Educational Loan Marketing Corporation Student Loan
   Revenue Series 1994 B-1 6.500% 11/01/09                       3,000          3,172
*Maine Housing Authority Mortgage Revenue Series D-5
   7.550% 11/15/19                                               2,520          2,661
   7.550% 11/15/22                                               1,750          1,848
                                                                              _______
                                                                                7,681
Maryland (1.2%)
Washington Suburban Sanitary District
   6.600% 6/01/06                                                2,795          3,082
   6.625% 6/01/17                                                1,660          1,833
   6.625% 6/01/19                                                2,320          2,562
                                                                              _______
                                                                                7,477
Massachusetts (8.7%)
Massachusetts Bay Transportation Authority Refunding
   7.000% 3/01/14 Series 1994 A                                  3,150          3,757
   6.200% 3/01/16 Series 1992 B                                  9,825         10,809
   7.000% 3/01/19 Series 1994 A                                  2,500          3,015
Massachusetts College Building Authority Project Refunding Series A
    7.500% 5/01/11                                               1,500          1,863
    7.500% 5/01/14                                               3,500          4,392
Massachusetts Health & Educational Facilities Authority Revenue
   6.250% 7/01/12 (Massachusetts General Hospital Project)
     (AMBAC Insured)                                             5,750          6,419
   6.250% 12/01/22 (Dana Farber Cancer Institute)                               6,5006,704
   5.250% 6/01/23 (Boston College) (MBIA Insured)                               3,0402,963
   6.750% 7/01/24 (Brigham & Women's Hospital)
     (AMBAC Insured)                                             7,365          8,053
Massachusetts Water Resources Authority Refunding
   5.500% 11/01/15 Series 1992 B                                 7,500          7,400
                                                                              _______
                                                                               55,375

Michigan (2.2%)
Detroit Sewage Disposal Revenue (MBIA Insured) 5.000% 7/01/25    1,000            951
Michigan Hospital Finance Authority Providence Hospital Revenue
   Refunding (Daughters of Charity Health Systems Inc.)
   7.000% 11/01/21                                               3,000          3,262
Michigan Hospital Financing Authority Revenue Refunding Series A
   (Henry Ford Health System) 5.250% 11/15/25                    5,000          4,756
Novi Community School District (FGIC Insured) 5.300% 5/01/17     4,950          4,881
                                                                              _______
                                                                               13,850

Managed Municipals Fund Continued
                                                             Principal         Market
                                                                Amount          Value
Minnesota (1.7%)
*Minneapolis St. Paul Housing Finance Board Single Family
   Mortgage Revenue (collateralized by Government National
   Mortgage Association Securities)
     7.250% 8/01/21                                            $ 2,455        $ 2,645
     7.300% 8/01/31                                              3,640          3,865
*Minnesota Housing Finance Agency Single Family Mortgage Series A
   7.450% 7/01/22                                                3,990          4,291
                                                                              _______
                                                                               10,801
Mississippi (0.4%)
Biloxi Mortgage Revenue Refunding Series 1987 (Biloxi Regional
   Medical Center) (Escrowed in U.S. Treasury Securities)
   19.000% 8/15/98                                               2,000          2,728

Missouri (0.3%)
Little Blue Valley Sewer District Revenue Refunding (AMBAC
   Insured) (Escrowed in U.S. Treasury Securities) (pre-refunded to
   10/01/98) 9.000% 10/01/07                                     1,000          1,127
Missouri Housing Community Development Single Family
   Mortgage Revenue 9.375% 4/01/16                                 100            109
Springfield School District Refunding G.O. Series B (FGIC Insured)
   9.500% 3/01/07                                                  600            839
                                                                              _______
                                                                                2,075
Nevada (0.7%)
*Nevada Housing Division Single Family Mortgage (FHA/VA Insured)
   7.750% 4/01/22                                                4,050          4,236

New Jersey (0.9%)
New Jersey G.O. Series D 6.000% 2/15/11                          5,150          5,610

New Mexico (0.4%)
Albuquerque I.D.R. (Motorola Inc.) 10.000% 6/01/13               1,000          1,038
Santa Fe Utilities Revenue Refunding (AMBAC Insured)
   5.250% 6/01/17                                                1,250          1,237
                                                                              _______
                                                                                2,275

New York (8.7%)
Empire State Development Corp. New York Urban Development
   Corp. Project Revenue Refunding (Syracuse University
   Technology) 5.500% 1/01/17                                    2,000          1,985
Erie County Water Authority Water Revenue Refunding Series 1992
   (AMBAC Insured) Zero Coupon (Effective Yield 7.300%)
   12/01/17                                                        660            137
New York City G.O. Series A
   8.750% 11/01/17 (Escrowed in U.S. Treasury Securities)
     (pre-refunded to 11/01/97)                                  1,000          1,099
   5.750% 2/01/19                                                3,170          3,087
New York Dormitory Authority Lease Revenue State University
   Dormitory Facilities (AMBAC Insured)
     6.000% 7/01/09                                              2,000          2,175
     6.000% 7/01/11                                              1,110          1,203
New York Environmental Facilities Corporation P.C.R. Water
   Revolving Fund - New York City Municipal Water
   5.750% 6/15/10                                               10,000         10,676

Managed Municipals Fund Continued
                                                             Principal         Market
                                                                Amount          Value
New York (Continued)
*New York I.D.A. Special Facility Revenue Series 1994 (Terminal
   One Group, Associate L.P. Project) 6.000% 1/01/15           $ 8,340        $ 8,455
New York Medical Care Facilities Finance Agency Revenue Mental
   Health Series A (FGIC Insured) 5.250% 08/15/23                               3,0002,911
New York Urban Development Corp. State Facilities Revenue
   Refunding
   5.600% 4/01/15                                                2,600          2,618
   5.700% 4/01/20                                                3,600          3,648
Triborough Bridge & Tunnel Authority General Purpose Revenue
   6.625% 1/01/12 Series X                                       8,715         10,010
   6.125% 1/01/21 Series Y                                       6,890          7,684
                                                                              _______
                                                                               55,688
North Carolina (1.2%)
North Carolina Eastern Municipal Power Agency Power
   Systems Revenue
     6.500% 1/01/18 Series 1991 A (Escrowed in U.S. Treasury
       Securities)                                               4,315          5,167
     6.500% 1/01/18 Series 1991 A                                2,185          2,385
     8.000% 1/01/21 (Escrowed in U.S. Treasury Securities)
       (pre-refunded to 1/01/98)                                   240            263
                                                                              _______
                                                                                7,815
Ohio (0.7%)
Franklin County Hospital Revenue Refunding and Improvement
   (Riverside Hospital) (Escrowed in U.S. Treasury Securities)
   (pre-refunded to 5/15/00) 7.600% 5/15/20                      3,900          4,488

Oklahoma (0.3%)
*Tulsa County Home Finance Authority Mortgage Revenue Series
   1991 B (collateralized by Government National Mortgage
   Association Securities) 7.550% 5/01/23                        1,825          1,945

Pennsylvania (2.7%)
Allegheny County Sanitation Authority Sewer Revenue
   (FGIC Insured) Zero Coupon (Effective Yield 6.800%) 6/01/07   2,370          1,324
*Dauphin County I.D.A. Water Development Revenue (Dauphin
   Consolidated Water Supply General Waterworks Corp.)
   6.900% 6/01/24                                                2,400          2,793
Pennsylvania G.O. 6.250% 7/01/12                                11,200         12,557
Schuykill County I.D.A. (Westwood Energy Properties Limited
   Partnership L.O.C. Fuji Bank Ltd.) V.R.D.B. 6.250%              360            360
                                                                              _______
                                                                               17,034

Puerto Rico (0.3%)
Puerto Rico Aqueduct & Sewer Authority Revenue Refunding
   6.250% 7/01/12                                                2,000          2,179

Rhode Island (1.0%)
*Rhode Island Housing & Mortgage Finance Corporation
   7.550% 10/01/22                                               5,650          6,090

South Carolina (2.2%)
*Calhoun County Solid Waste Disposal Facilities Revenue
   (Eastman Kodak Co.) (Escrowed in U.S. Treasury Securities)
   6.750% 5/01/17                                                3,000          3,526

Managed Municipals Fund Continued
                                                             Principal         Market
                                                             Amount             Value
South Carolina (Continued)
*Richland County Solid Waste Disposal Facilities Revenue Series
   1991 B (Union Camp Corp.) 7.125% 9/01/21                    $ 5,000        $ 5,461
*South Carolina Housing Finance Agency Single Family Mortgage
   Revenue Series C 7.750% 7/01/22                               4,775          5,070
                                                                              _______
                                                                               14,057
South Dakota (2.8%)
Heartland Consumers Power District Electric Revenue Refunding
   (FSA Insured) 6.000% 1/01/17                                  7,000          7,579
*South Dakota Student Loan Assistance Corp. Student Loan
   Revenue Series B 7.450% 8/01/00                               9,820         10,572
                                                                              _______
                                                                               18,151

Tennessee (1.6%)
*Tennessee Housing Development Agency (Homeownership Project)
   7.300% 7/01/11                                               10,000         10,516

Texas (8.5%)
*Harris County Health Facilities Refunding (MBIA Insured)
   5.500% 10/01/16                                               5,000          4,998
*Harris County Industrial Development Corp. (Exxon Corp.)
   V.R.D.B. 6.150%                                                 600            600
Houston Hotel Occupancy Tax Revenue Refunding (FSA Insured)
   5.500% 7/01/15                                                4,000          4,017
Houston Water & Sewer Systems Revenue Refunding
   Zero Coupon (Effective Yield 6.800%)
     12/01/08 (AMBAC Insured)                                    4,000          2,044
   Zero Coupon (Effective Yield 6.8125%)
     12/01/09 (AMBAC Insured)                                    4,000          1,925
   Zero Coupon (Effective Yield 6.850%)
     12/01/10 (AMBAC Insured)                                    3,750          1,700
   8.200% 12/01/15 (Escrowed in U.S. Treasury Securities)
     (pre-refunded to 12/01/96)                                  2,915          3,087
   8.200% 12/01/16 (Escrowed in U.S. Treasury Securities)
     (pre-refunded to 12/01/96)                                  4,500          4,766
Sabine River Authority P.C.R. (Southwestern Electric Power
   Company) Series 1986 8.200% 7/01/14                           6,000          6,240
Texas G.O. Veteran's Welfare Fund 8.300% 12/01/16 (Escrowed in
   U.S. Treasury Securities) (pre-refunded to 12/01/99)         15,275         17,480
Texas Municipal Power Agency Revenue Refunding
   Zero Coupon (Effective Yield 6.900%) 9/01/08 (AMBAC Insured)  1,475            764
   Zero Coupon (Effective Yield 6.050%) 9/01/13 (MBIA Insured)  14,000          5,362
*Travis County Housing Finance Agency Single Family Mortgage
   (collateralized by Government National Mortgage Association
   Securities) (FGIC Insured) 8.000% 9/01/10                     1,350          1,434
                                                                              _______
                                                                               54,417

Vermont (0.2%)
*Vermont Housing Finance Agency Single Family Mortgage
   Revenue Series A 8.150% 5/01/25                               1,095          1,172

Virginia (0.4%)
Virginia Beach G.O. Refunding Series B 12.750% 7/15/01           2,000          2,813

Managed Municipals Fund Continued
                                                             Principal         Market
                                                                Amount          Value
Washington (6.1%)
Clark County Public Utility District  No. 1 Generating System
   Revenue (FGIC Insured) 6.000% 1/01/08                       $ 3,000       $  3,228
*Port of Longview Industrial Development Corporation Solid Waste
   Disposal Revenue (Weyerhaeuser Company) 6.875% 10/01/08       8,250          9,323
Washington G.O.
   5.750% 9/01/10 Refunding Series R                             3,000          3,185
   6.000% 6/01/13 Series B                                       7,280          7,880
Washington Public Power Supply Systems Revenue Refunding
   Zero Coupon (Effective Yield 6.700%) 7/01/05 Series 1991 B
     (FGIC Insured) (Nuclear Project #3)                         5,000          3,105
   Zero Coupon (Effective Yield 6.950%)
     7/01/08 Series B (Nuclear Project #3)                       7,000          3,494
   6.300% 7/01/12 Series 1992 A (Nuclear Project #2)             3,500          3,749
   6.500% 7/01/18 Series 1991 C (Nuclear Project #3)             5,000          5,275
                                                                             ________
                                                                               39,239
Wisconsin (1.4%)
Carlton P.C.R. Series 1991 (Wisconsin Power and Light)
   V.R.D.B. 6.100%                                                 500            500
Wisconsin G.O. Series G (Escrowed in U.S. Treasury Securities)
   (pre-refunded to 5/01/99) 6.750% 5/01/11                      5,000          5,435
Wisconsin Housing and Economic Development Authority
   Revenue 7.750% 9/01/10                                        2,985          3,171
                                                                             ________
                                                                                9,106
Wyoming (0.4%)
*Lincoln County P.C.R. (Exxon Corp.) V.R.D.B. 6.000%             1,500          1,500
Green River P.C.R. (Rhone-Poulenc Inc.) V.R.D.B. 5.900%          1,000          1,000
                                                                             ________
                                                                                2,500

Total Municipal Securities (100.6%)
   (Amortized Cost $589,037)                                                  643,318
Other Assets, Less Liabilities (-0.6%)                                        (4,121)
                                                                             ________
Total Net Assets (100.0%)                                                    $639,197
                                                                             ========

* These securities are subject to Alternative Minimum Tax. At December 31, 1995 these securities represented 23.3 percent of net assets.
** This security is subject to contractual or legal restrictions on its resale. At December 31, 1995, the value of this security represented 0.2 percent of net assets.

See accompanying notes to financial statements.

High-Yield Municipals Fund
Investments as of December 31, 1995
(Dollar Amounts In Thousands)
(Unaudited)
                                                             Principal         Market
Municipal Securities (98.9%)                                    Amount          Value
Arizona (1.0%)
Arizona Health Facilities Hospital System Revenue Refunding
   (Phoenix Memorial Hospital) 8.125% 6/01/12                  $ 2,500        $ 2,723

California (2.5%)
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue
   Sr. Lien Series 1995A 6.500% 1/01/32                          2,000          2,045
Irvine Ranch Water District G.O. V.R.D.B. 6.100%                   100            100
Long Beach Aquarium of the Pacific Revenue Series 1995 A
   6.125% 7/01/23                                                5,000          4,984
                                                                              _______
                                                                                7,129
Colorado (7.8%)
Adams County Single Family Mortgage Revenue Series B
   (Escrowed in U.S. Treasury Securities)
     11.250% 9/01/11 (pre-refunded to 9/01/09)                     325            522
     11.250% 9/01/11 (pre-refunded to 9/01/10)                     360            586
     11.250% 9/01/11                                               220            361
     11.250% 9/01/12                                             1,440          2,389
Arapahoe County Capital Improvement Highway Revenue
   7.000% 8/31/26                                                7,000          7,532
**Briargate Public Building Authority Landowner's Assessment
   Lien Revenue
     10.250% 12/15/00 Series 1985 A                                546            338
     9.500% 12/15/07 Series 1986 A                               2,022          1,254
Colorado Health Facilities Authority Revenue
   7.250% 4/01/11 (Birchwood Manor Apartments) (collateralized
     by Government National Mortgage Association Securities)       720            761
   8.500% 2/15/21 Series B (PSL Health Systems) (Escrowed in
     U.S. Treasury Securities) (pre-refunded to 2/15/01)         3,250          3,906
*Denver City and County Airport Revenue Series D
   7.750% 11/15/21                                               4,000          4,475
                                                                              _______
                                                                               22,124

Florida (1.0%)
 *Florida Housing Finance Agency Multi-Family
** Housing Revenue (Palm-Aire) 10.000% 1/01/20                   2,835          1,701
Leesburg Capital Improvement Hospital Revenue Series 1991 A
   (Leesburg Regional Medical Center) (Escrowed in U.S. Treasury
   Securities) (pre-refunded to 7/01/01) 7.375% 7/01/11            775            916
                                                                              _______
                                                                                2,617
Georgia (4.5%)
*Cartersville Development Authority Water and Wastewater
   Facilities Revenue (Anheuser Busch) 7.375% 5/01/09            5,000          6,039
Municipal Electric Authority of Georgia Power Revenue
   6.600% 1/01/18                                                6,065          6,911
                                                                              _______
                                                                               12,950
Idaho (1.3%)
*Idaho Housing Agency Single Family Mortgage Revenue
   Series B (FHA Insured) 7.500% 7/01/24                         3,580          3,794
High-Yield Municipals Fund Continued
                                                             Principal         Market
                                                                Amount          Value
Illinois (4.1%)
Chicago (City of) Skyway Toll Bridge Revenue Series 1994
   6.750% 1/01/07                                              $ 1,500        $ 1,572
***Illinois Development Finance Authority
   (Catholic Charities Housing Development)
   5.950% 1/01/09                                                1,400          1,414
Illinois Health Facilities Authority Revenue Refunding
   8.125% 7/01/06 Series 1991 (United Medical Center) (Escrowed
     in U.S. Treasury Securities) (pre-refunded to 7/01/01)      2,760          3,315
   7.000% 2/15/22 Series 1992 (Edward Hospital Association)        685            738
Illinois Housing Development Authority Multi-Family Housing
   Series C 7.400% 7/01/23                                         140            148
Regional Transportation Authority Series A (AMBAC Insured)
   8.000% 6/01/17                                                1,500          2,004
*Southwestern Development Authority Solid Waste Disposal
   Revenue (Shell Oil Co.) 6.150% V.R.D.B                        2,400          2,400
                                                                              _______
                                                                               11,591
Indiana (14.3%)
*Hammond Sewer & Solid Waste Disposal Revenue (American
   Maize Products Co.) 8.000% 12/01/24                           4,000          4,514
Indiana Health Facilities Financing Authority
   Hospital Refunding
     6.875% 8/01/17 (Riverview Hospital) Series 1993             1,500          1,552
     7.000% 10/01/17 Series A (St. Anthony Medical Center)       1,000          1,074
Indiana Transportation Finance Authority Airport Facilities Lease
   Revenue Series A 6.250% 11/01/16                              4,500          4,635
*Indianapolis Airport Authority Revenue Special Facilities
   6.500% 11/15/31 (United Airlines)                             7,000          7,133
   7.100% 1/15/17 (Federal Express Corp.)                        5,000          5,471
**Indianapolis Economic Development Revenue First Lien
   9.375% 8/01/19 (The Home Place I Project)                     1,457            801
   9.500% 2/01/21 (The Home Place II Project)                      780            429
Indianapolis Local Public Improvement Bond Bank Series 1991 C
   6.700% 1/01/17                                                8,900          9,963
New Castle Economic Development Revenue (Raintree Square Project)
   8.650% 4/01/17 Series 1988 A (FHA Insured)                    2,860          3,249
   **Zero Coupon 3/01/18 Series 1988 B                          30,655             77
**Westfield Economic Development Revenue First Lien (Sanders
   Glen Project) 9.375% 8/01/19                                  2,231          1,562
                                                                              _______
                                                                               40,460

Iowa (1.5%)
Iowa Housing Finance Authority Single Family Housing Revenue
   Zero Coupon (Effective Yield 10.262%) 9/01/16                42,745          4,251

Kansas (0.7%)
CSJ Health Systems of Wichita Revenue 7.000% 11/15/18            2,000          2,133

Louisiana (1.9%)
*De Soto Parish Environmental Improvement Revenue
    (International Paper Co.) Series A 7.700% 11/01/18           2,500          2,886
Louisiana Public Facilities Authority Hospital Revenue (Women's
   Hospital Foundation) 7.250% 10/01/22                          2,300          2,428
                                                                              _______
                                                                                5,314

High-Yield Municipals Fund Continued
                                                             Principal         Market
                                                                Amount          Value
Massachusetts (4.0%)
Massachusetts Bay Transportation Authority Refunding Series B
   6.200% 3/01/16                                              $ 5,825        $ 6,408
Massachusetts Health & Educational Facilities Authority Revenue
   (Dana Farber Cancer Institute)
   6.250% 12/01/22                                               4,000          4,125
*Massachusetts Housing Finance Agency Series A
   9.000% 12/01/18                                                 850            892
                                                                              _______
                                                                               11,425
Michigan (1.1%)
Michigan Strategic Funding P.C.R. (General Motors)
   6.200% 9/01/20                                                3,000          3,119

Mississippi (3.8%)
Adams County Hospital Revenue (Jefferson Davis Memorial Hospital)
   7.900% 10/01/08                                                 750            830
Claiborne County P.C.R. (Systems Energy)
   9.500% 12/01/13 Series A                                        750            861
   9.875% 12/01/14 Series C                                      1,000          1,158
   7.300% 5/01/25                                                2,000          2,119
Lowndes County Solid Waste Disposal & P.C.R. Refunding
   (Weyerhaeuser Company) 6.800% 4/01/22                         4,995          5,839
                                                                              _______
                                                                               10,807
Missouri (1.1%)
*St. Louis I.D.A. Revenue Refunding (Kiel Center Multipurpose
   Arena) 7.875% 12/01/24                                        3,000          3,235

Montana (0.4%)
Montana Board of Housing Single Family Mortgage Revenue
   (FHA/VA Insured)
     7.300% 10/01/17 Series B-1                                    465            489
     *7.500% 4/01/23 Series B-2                                    510            531
                                                                              _______
                                                                                1,020
Nevada (0.9%)
Humboldt County P.C.R. (Idaho Power Company)
   8.300% 12/01/14                                               2,000          2,420

New Jersey (0.8%)
New Jersey Health Care Facilities Financing Authority Revenue
   Refunding (Raritan Bay Medical Center) 7.250% 7/01/27         2,200          2,241

New York (4.6%)
Erie County Water Authority Revenue Refunding (AMBAC
   Insured) Zero Coupon (Effective Yield 7.300%) 12/01/17          660            137
New York City G.O.
   7.250% 8/15/07 Series 1996 B                                  1,000          1,127
   5.750% 2/01/19 Series 1996 F                                  1,330          1,295
   6.000% 2/15/25 Series 1996 D                                  1,525          1,513
New York City Municipal Water Finance Authority Water & Sewer
   Revenue 5.500% 6/15/23                                        5,000          4,911
New York Urban Development Corp. Revenue Correctional Capital
   Facilities Series 5 6.250% 1/01/20                            1,750          1,802
Triborough Bridge & Tunnel Authority General Purpose Revenue
   Series E 7.250% 1/01/10                                       2,000          2,306
                                                                              _______
                                                                               13,091

High-Yield Municipals Fund Continued
                                                             Principal         Market
                                                                Amount          Value
North Carolina (2.0%)
North Carolina Eastern Municipal Power Agency Power
   Systems Revenue
     6.500% 1/01/18 Series 1991A                               $ 1,680        $ 1,834
     6.500% 1/01/18 Series 1991 A (Escrowed in U.S. Treasury
       Securities)                                               3,320          3,976
                                                                              _______
                                                                                5,810
Ohio (2.7%)
Greater Allen County Housing Development Corp. Revenue First
   Lien (Steiner-McBride Apartments Project) 10.250% 9/01/03     1,385          1,404
*Ohio Water Development Facilities Authority P.C.R. (Cleveland
   Electric Illuminating Company) Mandatory Put 11/01/97 9.750%  5,060          5,382
Oxford Hospital Facilities Revenue Series 1986 (McCullough-Hyde
    Memorial Hospital) 8.000% 5/01/17                            1,000          1,025
                                                                              _______
                                                                                7,811
Pennsylvania (12.0%)
Allentown Area Hospital Authority Revenue (Sacred Heart Hospital
   of Allentown) 7.500% 7/01/06                                  3,460          3,765
Beaver County I.D.A. P.C.R. Revenue Refunding (Toledo Edison
   Company) 7.625% 5/01/20                                       2,400          2,558
*Dauphin County I.D.A. Revenue Series A (Dauphin Consolidated
   Water Supply General Waterworks Corp.) 6.900% 6/01/24         2,700          3,142
Delaware County Hospital Authority Revenue Series A (Mercy
   Catholic Medical Center) (Escrowed in U.S. Treasury Securities)
   (pre-refunded to 11/01/97) 7.375% 11/01/12                    1,100          1,186
Montgomery County Higher Education & Health Authority
   Hospital Revenue
     8.750% 7/01/20 (Jeanes Health Systems) (Escrowed in U.S.
       Treasury Securities) (Pre-refunded to 7/01/00)            3,200          3,822
     6.875% 11/15/20 (Pottstown Memorial Medical Center)         1,000          1,031
*Pennsylvania Economic Development Financing Authority
   Recycling Revenue (Ponderosa Fibres Project) Series 1995 A
   9.250% 1/01/22                                                6,000          6,215
*Pennsylvania Economic Development Financing Authority
   Resource Recovery Revenue Refunding (Northhampton)
   6.750% 1/01/07 Series 1995 B                                  3,000          3,067
   6.600% 1/01/19 Series A                                       2,000          1,988
Philadelphia Municipal Lease Revenue Refunding Series 1993 D
   6.250% 7/15/13                                                2,500          2,560
Philadelphia Water & Sewer Revenue Tenth Series (Escrowed in U.S.
   Treasury Securities) 7.350% 9/01/04                           4,140          4,805
                                                                              _______
                                                                               34,139

Puerto Rico (2.0%)
Puerto Rico Highway & Transportation Authority Highway
   Revenue Refunding
     6.625% 7/01/12 Series V                                    2,000          2,156
     6.625% 7/01/18 Series T                                     3,200          3,431
                                                                              _______
                                                                                5,587
South Carolina (0.8%)
*Calhoun County Solid Waste Disposal Facilities Revenue
   (Eastman Kodak Co.) (Escrowed in U.S. Treasury Securities)
   6.750% 5/01/17                                                2,000          2,351

High-Yield Municipals Fund Continued
                                                             Principal         Market
                                                                Amount          Value
South Dakota (1.3%)
*South Dakota Student Loan Assistance Corp. Student Loan
   Revenue Series B 7.450% 8/01/00                             $ 3,320        $ 3,574

Tennessee (0.8%)
Knox County Health, Educational and Housing Facilities Revenue
   (Baptist Health Systems of East Tennessee) 8.600% 4/15/16     2,005          2,137

Texas (7.5%)
*Alliance Airport Authority Special Facilities Revenue Series 1991
   (American Airlines) 7.000% 12/01/11                           4,000          4,440
*Bexar County Housing Financing Corp. Revenue Series B
   (collateralized by Government National Mortgage Association
   Securities) 9.250% 4/01/16                                      515            541
Harris County Housing Finance Corp. Single Family Housing
   Revenue Series 1983
     9.250% 3/15/96                                                210            211
     9.625% 3/15/03                                                315            316
Montgomery County Health Facilities Development Corp. Hospital
   Mortgage Revenue Refunding (Woodlands Medical Center)
   8.850% 8/15/14                                                2,510          2,755
North Central Health Facilities Development Corporation Hospital
   Revenue (Tri-City Health Center) 9.500% 5/01/21               8,300          7,885
Port Corpus Christi Industrial Development Corporation Revenue
   Series A (Valero Energy Corp.) 10.250% 6/01/17                               4,2804,717
*Texas Housing Agency Residential Mortgage Revenue Series D
   8.400% 1/01/21                                                  315            333
                                                                              _______
                                                                               21,198

Utah (0.7%)
*Utah Housing Finance Agency Single Family Mortgage
   7.750% 1/01/23 Series B-2 (FHA Insured)                         735            778
   7.550% 7/01/23 Series C-3 (FHA/VA Insured)                    1,050          1,109
                                                                              _______
                                                                                1,887
Washington (8.4%)
Quincy Water and Sewer Revenue Series I (Escrowed in U.S. Treasury
   Securities) (pre-refunded to 11/01/00) 9.250% 11/01/10        2,650          3,216
Washington G.O. Series B 6.400% 6/01/17                          5,000          5,686
Washington Health Care Facilities Authority Revenue (Sacred
   Heart Medical Center, Spokane) 6.875% 2/15/12                 1,500          1,630
Washington Housing Finance Commission Single Family Mortgage
   Revenue Series C (collateralized by Government and Federal
   National Mortgage Association Securities)
     Zero Coupon (Effective Yield 7.750%) 1/01/22                               1,720  241
     Zero Coupon (Effective Yield 7.750%) 7/01/22                               1,905  256
     Zero Coupon (Effective Yield 7.750%) 1/01/23                               1,905  247
     Zero Coupon (Effective Yield 7.750%) 7/01/23                               1,910  238
     Zero Coupon (Effective Yield 7.750%) 1/01/24                               1,920  231
     Zero Coupon (Effective Yield 7.750%) 7/01/24                               1,910  221
Washington Public Power Supply Systems Revenue (Nuclear
   Project #1) Series A 6.500% 7/01/15                           5,250          5,552
Washington Public Power Supply Systems Revenue (Nuclear
   Project #2)
     Zero Coupon (Effective Yield 6.888%) 7/01/07                               6,9453,706
     6.300% 7/01/12 Series 1992 A                                2,500          2,678
                                                                              _______
                                                                               23,902

High-Yield Municipals Fund Continued
                                                             Principal         Market
                                                                Amount          Value
Wisconsin (1.1%)
*Wisconsin Housing and Economic Development
   Authority Revenue 7.850% 3/01/24                            $ 2,950       $  3,139

Wyoming (2.3%)
Lincoln County P.C.R. (Exxon County) V.R.D.B.
   5.900%                                                        1,400          1,400
   *6.000%                                                       3,300          3,300
Wyoming Community Development Authority Single Family
   Mortgage Revenue Series A (FHA Insured) 7.375% 6/01/17        1,730          1,847
                                                                             ________
                                                                                6,547

Total Municipal Securities (98.9%)
   (Amortized Cost $268,043)                                                  280,526

Other Assets, Less Liabilities (1.1%)                                           3,201
                                                                             ________
Total Net Assets (100.0%)                                                    $283,727
                                                                             ========

*These securities are subject to the Alternative Minimum Tax. At December 31, 1995 these securities represented 29.1 percent of net assets.
**Non-income producing securities.
***This security is subject to contractual or legal restrictions on its resale. At December 31, 1995, the value of this security represented 0.5 percent of the assets.

See accompanying notes to financial statements.

Balance Sheets
December 31, 1995
(All Amounts In Thousands)
(Unaudited)
                                                         Municipal
                                                             Money  Intermediate    Managed   High-Yield
                                                            Market    Municipals Municipals   Municipals
                                                              Fund          Fund       Fund         Fund
Assets
Investments, at market value                             $      --      $215,107   $643,318     $280,526
Investment in SR&F Municipal Money Market Portfolio,
   at market value                                         130,061            --         --           --
Receivable for investments sold                                 --            --      5,011           --
Receivable for fund shares sold                              3,403            --         97           --
Accrued interest receivable                                     --         3,757     11,068        5,079
Cash and other assets                                           46           355        584          841
                                                          ________      ________   ________     ________
   Total Assets                                           $133,510      $219,219   $660,078     $286,446
                                                          ========      ========   ========     ========
Liabilities
Payable for investments purchased                         $     --      $     --   $ 18,281     $     --
Payable for fund shares repurchased                            706            --        554           --
Dividends payable                                               58            --      1,547           --
Payable to investment adviser and transfer agent                23            98        337          159
Other liabilities                                               30           703        162        2,560
                                                          ________      ________   ________     ________
   Total Liabilities                                           817           801     20,881        2,719
                                                          ________      ________   ________     ________
Capital
Paid-in capital                                            132,699       205,659    587,986      276,035
Net unrealized appreciation of investments                      --        12,305     54,281       12,483
Accumulated net realized gains (losses) on investments                       (6)         454      (3,070)     (4,791)
                                                           ________     ________   ________     ________
   Total Capital (Net Assets)                              132,693       218,418    639,197      283,727
                                                          ________      ________   ________     ________
   Total Liabilities and Capital                          $133,510      $219,219   $660,078     $286,446
                                                          ========      ========   ========     ========
Shares Outstanding (Unlimited Number Authorized)           132,624        18,970     69,316       24,030
                                                          ========      ========   ========     ========
Net Asset Value (Capital) Per Share                       $   1.00      $  11.51   $   9.22     $  11.81
                                                          ========      ========   ========     ========

See accompanying notes to financial statements.

Statements of Operations
For The Six Months Ended
December 31, 1995
(All Amounts In Thousands)
(Unaudited)
                                                         Municipal
                                                             Money Intermediate      Managed   High-Yield
                                                            Market   Municipals   Municipals   Municipals
                                                              Fund         Fund         Fund         Fund
Investment Income
Tax-exempt interest income                                  $1,322      $ 5,937      $19,304      $ 9,363
Tax-exempt interest income allocated from
   SR&F Municipal Money Market Portfolio                     1,363           --           --           --
                                                            ______       _______     _______      _______
   Total investment income                                   2,685        5,937       19,304        9,363

Expenses
Management fees                                                255          613        1,635          774
Expenses allocated from SR&F Municipal Money Market Portfolio  102           --           --           --
Transfer agent fees                                            102          151          437          196
Printing and postage                                            27           20           47           31
Registration fees                                               16           15           12           15
Audit and legal fees                                            16           13           13           23
Accounting fees                                                 14           15           20           15
Trustees' fees                                                   7            7           12            9
Custodian fees                                                  14            9           18            9
Other                                                           26           34           67          150
                                                            ______      _______      _______      _______
                                                               579          877        2,261        1,222
Reimbursement of expenses by investment adviser               (103)        (124)          --           --
                                                            ______      _______      _______      _______
   Total Expenses                                              476          753        2,261        1,222
                                                            ______      _______      _______      _______
   Net Investment Income                                     2,209        5,184       17,043        8,141
                                                            ______      _______      _______      _______
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments                      (4)       1,462        4,842          219
Net change in unrealized appreciation or depreciation
   on investments                                               --        5,231       25,414       11,831
                                                            ______      _______      _______      _______
   Net Gains (Losses) on Investments                            (4)       6,693       30,256       12,050
                                                            ______      _______      _______      _______
Net Increase in Net Assets Resulting from Operations        $2,205      $11,877      $47,299      $20,191
                                                            ======      =======      =======      =======

See accompanying notes to financial statements.

Statements of Changes in Net Assets
(All Amounts In Thousands)
(Unaudited)
                                                                         Municipal Money                        Intermediate
                                                                           Market Fund                         Municipals Fund
                                                              Year   Six Months        Year   Six Months
                                                             Ended        Ended       Ended        Ended
                                                          June 30,     Dec. 31,    June 30,    Dec. 31,
                                                              1995         1995        1995          1995
Operations
Net investment income                                    $   4,655     $  2,209   $  10,858     $  5,184
Net realized gains (losses) on investments                      --           (4)       (935)       1,462
Net change in unrealized appreciation or depreciation
   of investments                                               --           --       3,694        5,231
                                                         _________     ________   _________     ________
   Net Increase in Net Assets Resulting from Operations      4,655        2,205      13,617       11,877
                                                         _________     ________   _________     ________
Distributions To Shareholders
Dividends from net investment income                        (4,655)      (2,209)    (10,858)      (5,184)
                                                         _________     ________   _________     ________
Share Transactions
Subscriptions to fund shares                               239,238       80,073      65,416       20,545
Investment income dividends reinvested                       4,001        2,046       6,688        3,335
Redemptions of fund shares                                (262,355)     (96,126)   (100,427)     (24,644)
                                                         _________     ________   _________     ________
   Net Decrease from Share Transactions                    (19,116)     (14,007)    (28,323)        (764)
                                                         _________     ________   _________     ________
   Net Increase (Decrease) in Net Assets                   (19,116)     (14,011)    (25,564)       5,929
Total Net Assets
Beginning of Period                                        165,820      146,704     238,053      212,489
                                                         _________     ________   _________     ________
End of Period                                            $ 146,704     $132,693   $ 212,489     $218,418
                                                         =========     ========   =========     ========
Analyses of Changes in Shares of Beneficial Interest
Subscriptions to fund shares                               239,238       80,073       6,010        1,813
Investment income dividends reinvested                       4,001        2,046                      611         293
                                                         _________      ________  _________     ________
                                                           243,239      82,119        6,621        2,106
Redemptions of fund shares                                (262,355)     (96,126)     (9,229)      (2,171)
                                                         _________     ________   _________     ________
Net decrease in fund shares                                (19,116)     (14,007)     (2,608)         (65)
Shares outstanding at beginning of period                  165,747      146,631      21,643       19,035
                                                         _________     ________   _________     ________
Shares outstanding at end of period                       146,631       132,624      19,035       18,970
                                                          =========    ========   =========     ========

See accompanying notes to financial statements.

Statements of Changes in Net Assets
(All Amounts In Thousands)
(Unaudited)
                                                                             Managed                              High-Yield
                                                                         Municipals Fund                       Municipals Fund
                                                               Year  Six Months        Year   Six Months
                                                            Ended         Ended       Ended        Ended
                                                          June 30,     Dec. 31,    June 30,     Dec. 31,
                                                              1995         1995        1995         1995
Operations
Net investment income                                    $  37,935     $ 17,043   $  17,185     $  8,141
Net realized gains (losses) on investments                  (2,748)       4,842      (2,660)         219
Net change in unrealized appreciation or depreciation
   of investments                                            7,348       25,414       7,892       11,831
                                                         _________     ________   _________     ________
   Net Increase in Net Assets Resulting from Operations     42,535       47,299      22,417       20,191
                                                         _________     ________   _________     ________
Distributions To Shareholders
Dividends from net investment income                       (37,935)     (17,043)    (17,185)      (8,141)
                                                         _________     ________   _________     ________
Share Transactions
Subscriptions to fund shares                                79,659       13,666      61,571       15,478
Investment income dividends reinvested                      21,933       10,120       9,681        4,918
Redemptions of fund shares                                (163,714)     (44,575)   (103,510)     (29,874)
                                                         _________     _________  _________     ________
   Net Decrease from Share Transactions                    (62,122)     (20,789)    (32,258)      (9,478)
                                                         _________     ________   _________     ________
   Net Increase (Decrease) in Net Assets                   (57,522)       9,467     (27,026)       2,572
Total Net Assets
Beginning of Period                                        687,252      629,730     308,181      281,155
                                                         _________     ________   _________     ________
End of Period                                            $ 629,730     $639,197   $ 281,155     $283,727
                                                         ==========    =========  =========     ========
Analyses of Changes in Shares of Beneficial Interest
Subscriptions to fund shares                                 9,297        1,525       5,657        1,348
Investment income dividends reinvested                       2,544        1,131         879          427
                                                         __________    _________  __________    _________
                                                            11,841        2,656       6,536         1,775
Redemptions of fund shares                                 (19,210)      (4,993)     (9,536)      (2,600)
                                                         _________     ________   _________     ________
Net decrease in fund shares                                 (7,369)      (2,337)     (3,000)        (825)
Shares outstanding at beginning of period                   79,022       71,653      27,855       24,855
                                                         _________     ________   _________     ________
Shares outstanding at end of period                         71,653       69,316      24,855       24,030
                                                         =========     ========   =========     ========

See accompanying notes to financial statements.

SR&F Municipal Money Market Portfolio
Balance Sheet
(All Amounts In Thousands)
(Unaudited)
                                                           Dec. 31,
                                                               1995
Assets
Investments, at market value                               $155,291
Accrued interest receivable                                   1,115
                                                           ________
   Total Assets                                             156,406
                                                           ========
Liabilities
Payable for investments purchased                          $  1,781
Payable to investment adviser                                    32
Other liabilities                                                 7
                                                           ________
   Total Liabilities                                          1,820
                                                           ________
Net Assets applicable to investors' beneficial interests   $154,586
                                                           ========

See accompanying notes to financial statements.

Statement of Operations
(All Amounts In Thousands)
(Unaudited)
                                                             Period
                                                              Ended
                                                           Dec. 31,
                                                           1995 (a)
Investment Income
Tax-exempt interest income                                  $1,607
                                                            ______
Expenses
Management fees                                                100
Custodian fees                                                  11
Audit and legal fees                                            10
Accounting fees                                                  7
Trustees' fees                                                   4
Other                                                          (13)
                                                            ______
   Total Expenses                                              119
                                                            ______
Net Investment Income                                       $1,488
                                                            ======

See accompanying notes to financial statements.

SR&F Municipal Money Market Portfolio
Statement of Changes in Net Assets
(All Amounts In Thousands)
(Unaudited)
                                                            Period
                                                             Ended
                                                          Dec. 31,
                                                          1995 (a)
Operations
Net investment income                                     $  1,488
                                                          ________
Transactions in investors' beneficial interest
Contributions                                              183,424
Withdrawals                                                (30,326)
                                                          ________
   Net Increase from Share Transactions                    153,098
                                                          ________
   Net Increase in Net Assets                              154,586
Total Net Assets
Beginning of Period                                             --
                                                          ________
End of Period                                             $154,586
                                                          ========

See accompanying notes to financial statements.

(a) The Portfolio commenced operations September 28, 1995.

Notes To Financial Statements
Note 1. Significant Accounting Policies
The following are the significant accounting policies of Stein Roe Municipal Money Market Fund, Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund, Stein Roe High-Yield Municipals Fund (the "Funds"), each a series of Stein Roe Municipal Trust (a Massachusetts business trust) and, the SR&F Municipal Money Market Portfolio (the "Portfolio"), a series of the SR&F Base Trust (a Massachusetts business trust).

Security Valuations
All securities are valued as of December 29, 1995, the last business day of the period. Municipal securities are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of bid valuations provided by a pricing service, except for the SR&F Municipal Money Market Portfolio. Municipal securities of the SR&F Municipal Money Market Portfolio are valued at amortized cost, which approximates market value. This method involves valuing an instrument at cost on the purchase date and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument and does not take into account unrealized securities gains or losses. In the event that a deviation of 0.50 of 1 percent or more exists between the Fund's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market quotations, the Board of Trustees would consider what action, if any, should be taken. Other securities and assets of the Funds are valued by a method that the Board of Trustees believes represents a fair value.

Futures Contracts
The Funds may enter into futures contracts to either hedge against expected declines in the market value of their portfolio securities or as a temporary substitute for the purchase of individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Fund seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged.

Upon entering into a futures contract, the Fund deposits cash or securities with its custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. None of the Funds entered into futures contracts during the six months ended December 31, 1995.

Federal Income Taxes
No provision is made for federal income taxes since the Funds and Portfolio comply and intend to continue complying with the applicable provisions of the Internal Revenue Service Code. Accordingly, no provisions for federal income taxes is considered necessary.

The Funds intend to utilize provisions of the federal income tax laws that allow them to carry a realized capital loss forward for eight years following the year of the loss, and offset such losses against any future realized gains.

At June 30, 1995, the Funds had capital loss carry forwards as follows:

                            Year of
Fund           Amount    Expiration
Intermediate
  Municipals   $  839    2003
Managed
  Municipals    4,436    2003
High Yield
  Municipals    1,715    2003

Distributions to Shareholders
Dividends from net investment income are declared daily and paid monthly. All dividends paid from net investment income by the Funds constitute tax-exempt interest that is not taxable for federal income tax purposes; however, a portion of the dividends paid may be includable in the alternative minimum tax calculation. Capital gains distributions, if any, are distributed annually.

Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings that result in temporary over-distributions are classified as distributions in excess of net investment income or net realized gains, and any permanent differences are reclassified to paid-in capital.

None of the Funds had distributions in excess of net investment income or net realized gains for the six months ended December 31, 1995.

Other Information
Realized gains or losses from sales of securities are determined on the specific identified cost basis.

Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after transaction date. These securities are subject to market fluctuation during this period. When-issued or delayed delivery purchase commitments of Managed Municipals Fund and High-Yield Municipals Fund as of December 31, 1995, amounted to $18,281 and $1,242, respectively.

The Municipal Money Market Fund attempts to maintain its net asset value per share at $1.00, which it believes will be possible under most conditions.

Original issue discounts and premiums on municipal securities of Intermediate Municipals Fund, Managed Municipals Fund, and High-Yield Municipals Fund are amortized.

A maturity date is not shown for municipal securities bearing variable or floating interest rates that are adjusted periodically to minimize fluctuations in the value of such securities.

All amounts, except per-share amounts, are shown in thousands.

Note 2. Trustees' Fees and Transactions with Affiliates
The Intermediate Municipals Fund, Managed Municipals Fund, High Yield Municipals Fund, and the SR&F Municipal Money Market Portfolio pay a monthly management fee to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager. The management fee for the SR&F Municipal Money Market Portfolio is computed at an annual rate of 0.25 of 1 percent of average daily net assets; Intermediate Municipals Fund and High-Yield Municipals Fund are computed at an annual rate of 0.60 of 1 percent of the first $100 million of average daily net assets, 0.55 of 1 percent of the next $100 million, and 0.50 of 1 percent thereafter. For Managed Municipals Fund, the management fee is computed at an annual rate of 0.60 of 1 percent of the first $100 million of average daily net assets, 0.55 of 1 percent of the next $100 million, 0.50 of 1 percent of the next $800 million, and 0.45 of 1 percent thereafter.

The investment advisory agreements of the Funds provide that the Adviser will reimburse each Fund to the extent that its annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which each Fund's shares are offered for sale. In addition, the Adviser has agreed to reimburse Municipal Money Market Fund and Intermediate Municipals Fund for expenses in excess of 0.70 of 1 percent of average daily net assets. These expense limitations expire on October 31, 1996, subject to earlier termination by the Adviser on 30 days' notice.

The transfer agent fees of the Funds are paid to SteinRoe Services, Inc., an indirect subsidiary of Liberty Mutual Insurance Company.

Pursuant to an agreement with the Funds and the Portfolio, the Adviser provides certain accounting services. For the six months ended December 31, 1995, the Municipal Money Market Fund, Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund and the SR&F Municipal Money Market Portfolio incurred charges of $14, $15, $20, $15 and $7, respectively.

Certain officers and trustees of the Trusts are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for Municipal Money Market Fund, Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund, and SR&F Municipal Money Market Portfolio for the six months ended December 31, 1995, was $7, $7, $12, $9, and $4, respectively. No remuneration was paid to any other trustee or officer of the Trusts.

Note 3. Short-Term Debt
To facilitate portfolio liquidity, the Funds and Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. There were no borrowings for any of the Funds or Portfolio during six months ended December 31, 1995.

Note 4. Investment Transactions
The aggregate cost of purchases and proceeds from sales or maturities of securities (excluding short-term obligations for Intermediate Municipals Fund,
Managed Municipals Fund and High-Yield Municipals Fund) for the six months ended December 31, 1995, were as follows:
Fund                                        Purchases          Sales
SR&F Municipal Money Market Portfolio/Fund   $ 75,667       $ 79,774
Intermediate Municipals Fund                   57,161         52,570
Managed Municipals Fund                       106,632        126,004
High-Yield Municipals Fund                     47,171         53,831

At December 31, 1995, the cost of investments for financial reporting purposes and for federal income tax purposes were equal. Unrealized appreciation and depreciation of investments on a tax basis were as follows:
                                                                      Net
                                                             Appreciation
                              Appreciation   Depreciation   (Depreciation)
Intermediate Municipals Fund  $12,316        $    11        $12,305
Managed Municipals Fund        54,287              5         54,281
High-Yield Municipals Fund     21,841          9,358         12,483

Note 5. Portfolio Composition
The Funds and Portfolio invest in municipal securities including, but not limited to, general obligation bonds, revenue bonds and escrowed bonds (which are bonds that have been refinanced, the proceeds of which have been invested in U.S. Government or agency obligations and set aside to pay off the original issue at the first call date or maturity). See Fund Highlights for each Fund's and the Portfolio's security type breakdown.

The Funds' and Portfolio's investments include certain municipal securities that are insured by private insurers who guarantee the payment of principal and interest in the event of default. At December 31, 1995, investments in these securities for High-Yield Municipals Fund and Managed Municipals Fund represented 6.5 and 0.2 percent of the portfolio, respectively.

The SR&F Municipal Money Market Portfolio's investments include certain short-term securities that are backed by bank letters of credit used to provide liquidity to the issuer and/or additional security in the event of default by the issuer. At December 31, 1995, 47.3 percent of the portfolio was backed by bank letters of credit.

See each Fund's or Portfolio's schedule of investments for additional information on portfolio composition and Fund Highlights for portfolio quality (unaudited).

Note 6. Organization of the SR&F Municipal Money Market Portfolio
The SR&F Municipal Money Market Portfolio (the "Portfolio") is a separate series of the SR&F Base Trust, a Massachusetts common trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. The Portfolio commenced operation on September 28, 1995. At commencement, the Stein Roe Municipal Money Market Fund contributed $131,563 in securities and other assets and the Colonial Municipal Money Market Fund contributed in securities and other assets $24,119, which represented ownership of 84.5 percent and 15.5 percent, respectively.

The Portfolio allocates net asset value, income and expenses based on respective percentage ownership of each investor on a daily basis. At December 31, 1995, Stein Roe Municipal Money Market Fund and Colonial Municipal Money Market Fund owned 84.1 percent and 15.9 percent, respectively.

Financial Highlights
Municipal Money Market Fund
(Unaudited)
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.


                                                                            Six
                                                                         Months
                                                                 Years Ended        Ended
                                                                 December 31,    June 30,    Years Ended June 30,
                                                      1986       1987      1988      1989      1990      1991
                                                                                            <C
Net Asset Value, Beginning of Period               $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                                                   ________  ________  ________  ________  ________  ________
   Net investment income                               .041      .040      .021      .056      .054      .046
   Distributions from net investment
   income                                             (.041)    (.040)    (.021)    (.056)    (.054)    (.046)
                                                   ________  ________  ________  ________  __________________
Net Asset Value, End of Period                     $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                                                   ========  ========  ========  ========  ========  ========
Ratio of net expenses to average net assets (a)       0.60%     0.69%    0.67%*     0.67%     0.67%     0.68%
Ratio of net investment income to average
   net assets (b)                                     4.05%     4.08%    4.25%*     5.57%     5.40%     4.66%
Total return (b)                                      4.22%     4.11%    4.29%*     5.74%     5.52%     4.74%
Net assets, end of period (000s)                   $251,465  $306,971  $294,116  $254,261  $255,953  $237,403

                                                                                                Six
                                                                                             Months
                                                                                              Ended
                                                                      Years Ended June 30,           Dec. 31,
                                                       1992      1993      1994      1995      1995
Net Asset Value, Beginning of Period               $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                                                   ________  ________   ________ ________  ________
   Net investment income                               .032      .020      .019      .030     0.020
   Distributions from net investment income           (.032)    (.020)    (.019)    (.030)   (0.020)
                                                   ________  ________  ________  ________  ________
Net Asset Value, End of Period                     $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                                                   ========  ========  ========  ========  ========
Ratio of net expenses to average net assets (a)       0.70%     0.70%     0.70%     0.70%    0.70%*
Ratio of net investment income to average
   net assets (b)                                     3.19%     1.96%     1.88%     2.96%    3.24%*
Total return (b)                                      3.25%     1.97%     1.90%     3.02%   1.63%**
Net assets, end of period (000s)                   $199,037  $195,887  $165,820  $146,704  $132,693

  *Annualized
  **Not annualized
(a) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 0.70 and 0.78 percent for the years ended December 31, 1986 and June 30, 1995, and 0.85 for the six months ended December 31, 1995.
(b) Computed giving effect to investment adviser's expense limitation undertaking.

SR&F Municipal Money Market Portfolio
(Unaudited)
                                                                Period
                                                                 Ended
                                                              Dec. 31,
                                                              1995 (a)
                                                              ---------
Ratios to Average Net Assets
Ratio of net expenses to average net assets                     0.30%*
Ratio of net investment income to average net assets            3.24%*

*Annualized
(a) The Portfolio commenced operations September 28, 1995.

Financial Highlights Continued
Intermediate Municipals Fund
(Unaudited)
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                            Six
                                                                         Months
                                                                 Years Ended        Ended
                                                                 December 31,    June 30,    Years Ended June 30,
                                                      1986       1987      1988      1989      1990      1991
                                                                                            <C
Net Asset Value, Beginning of Period               $  10.14   $ 10.76   $ 10.37   $ 10.43   $ 10.50  $  10.54
                                                   ________   _______   _______   _______   _______  ________
Income From Investment Operations
   Net investment income                                 58       .57       .29       .62       .63       .62
   Net realized and unrealized gains (losses)
     on investments                                     .62      (.38)      .06       .07       .07       .22
                                                   ________   _______   _______   _______   _______  ________
     Total from investment operations                   1.20      .19       .35       .69       .70       .84
Distributions
   Net investment income                               (.58)     (.57)     (.29)     (.62)     (.63)     (.62)
   Net realized gains                                   --       (.01)       --        --      (.03)     (.03)
   In excess of realized gains                           --        --        --        --        --        --
                                                   ________   _______   _______   _______   _______  ________
     Total distributions                               (.58)     (.58)     (.29)     (.62)     (.66)     (.65)
                                                   ________   _______   _______   _______   _______  ________
Net Asset Value, End of Period                     $  10.76   $ 10.37   $ 10.43   $ 10.50   $ 10.54  $  10.73
                                                   ========   =======   =======   =======   =======  ========
Ratio of net expenses to average net assets (b)       0.80%     0.80%    0.80%*     0.80%     0.80%     0.80%
Ratio of net investment income to average net
   assets (c)                                         5.45%     5.47%    5.66%*     5.96%     5.96%     5.79%
Portfolio turnover rate                                 10%       49%     22%**       83%      141%       96%
Total return (c)                                     12.09%     1.93%   3.45%**     6.85%     6.85%     8.18%
Net assets, end of period (000s)                   $104,750   $96,143   $97,308   $91,304   $98,918  $118,651
                                                                                                Six
                                                                                             Months
                                                                                              Ended
                                                                      Years Ended June 30,           Dec. 31,
                                                       1992      1993      1994      1995      1995
Net Asset Value, Beginning of Period               $  10.73  $  11.06  $  11.57  $  11.00    $11.16
                                                   ________  ________  ________  ________  ________
Income From Investment Operations
   Net investment income                                .57       .54       .53       .53       .29
   Net realized and unrealized gains (losses)
   on investments                                       .50       .63      (.39)      .16       .35
                                                   ________  ________  ________   ________ ________
     Total from investment operations                  1.07      1.17       .14       .69       .64
Distributions
   Net investment income                               (.57)     (.54)     (.53)     (.53)     (.29)
   Net realized gains                                  (.17)     (.12)     (.17)       --        --
   In excess of realized gains                           --        --      (.01)       --        --
                                                   ________  ________  ________  ________  ________
     Total distributions                               (.74)     (.66)     (.71)     (.53)     (.29)
                                                   ________  ________  ________  ________  ________
Net Asset Value, End of Period                     $  11.06  $  11.57  $  11.00  $  11.16  $  11.51
                                                   ========  ========   =======  ========  ========
Ratio of net expenses to average net assets (b)       0.79%     0.72%     0.71%     0.74%    0.70%*
Ratio of net investment income to average net
   assets (c)                                         5.23%     4.79%     4.63%     4.94%    4.82%*
Portfolio turnover rate                                109%       96%       55%       67%     25%**
Total return (c)                                     10.31%    10.92%     1.16%     6.59%   5.63%**
Net assets, end of period (000s)                   $165,401  $245,441  $238,053  $212,489  $218,418

* Annualized
** Not annualized
(a)  The Fund commenced operations on October 9, 1985.
(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser in connection with the expense limitation which expired October 31, 1993, this ratio would have been
0.94 and 0.83 percent for the years ended December 31, 1986 and December 31, 1987, 0.87 percent for the six months ended June 30, 1988, 0.82, 0.81 and 0.81 percent for the years ended June 30, 1989 through 1991, respectively. If there had been no reimbursement of expenses by the investment adviser in connection with the current expense limitation (effective May 1, 1995), this ratio would have been 0.76 percent for the year ended June 30, 1995, and 0.81 percent for the six months ended December 31, 1995.
(c) Computed giving effect to investment adviser's expense limitation undertaking.

Financial Highlights Continued
Managed Municipals Fund
(Unaudited)
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                            Six
                                                                         Months
                                                                 Years Ended        Ended
                                                                 December 31,    June 30,    Years Ended June 30,
                                                      1986       1987      1988      1989      1990      1991
                                                                                            <C
Net Asset Value, Beginning of Period               $   8.93  $   9.22  $   8.50  $   8.61  $   9.02   $   8.71
                                                   ________  ________  ________  ________  ________   ________
Income From Investment Operations
   Net investment income                                .67       .61       .30       .61       .59       .56
   Net realized and unrealized gains (losses)
     on investments                                    1.21      (.59)      .11       .44      (.06)      .19
                                                    ________ ________  ________  ________  ________  ________
     Total from investment operations                  1.88       .02       .41      1.05       .53       .75
Distributions
   Net investment income                               (.67)     (.61)     (.30)     (.61)     (.59)     (.56)
   Net realized gains                                  (.92)     (.13)       --      (.03)     (.25)     (.05)
   In excess of realized gains                           --        --        --        --        --        --
                                                   ________  ________  ________  ________  ________  ________
     Total distributions                              (1.59)     (.74)     (.30)     (.64)     (.84)     (.61)
                                                   ________  ________  ________  ________  ________  ________
Net Asset Value, End of Period                     $   9.22  $   8.50  $   8.61  $   9.02  $   8.71  $   8.85
                                                   ========  ========  ========  ========  ========  ========
Ratio of expenses to average net assets               0.65%     0.65%    0.65%*     0.65%     0.66%     0.66%
Ratio of net investment income to average
   net assets                                         7.04%     6.99%    7.03%*     7.00%     6.66%     6.39%
Portfolio turnover rate                                 92%      113%     28%**      102%       95%      203%
Total return                                         21.70%     0.39%   4.90%**    12.69%     6.15%     8.92%
Net assets, end of period (000s)                   $523,947  $458,170  $467,595  $514,898  $584,081  $655,930
                                                                                                Six
                                                                                             Months
                                                                                              Ended
                                                                      Years Ended June 30,           Dec. 31,
                                                       1992      1993      1994      1995      1995
Net Asset Value, Beginning of Period               $   8.85  $   9.11  $   9.38  $   8.70  $   8.79
                                                   ________  ________  ________  ________  ________
Income From Investment Operations
   Net investment income                                .55       .52       .50       .51       .26
   Net realized and unrealized gains (losses)
     on investments                                     .46       .42      (.51)      .09       .43
                                                   ________  ________   ________  ________ ________
     Total from investment operations                  1.01       .94      (.01)      .60       .69
Distributions
   Net investment income                               (.55)     (.52)     (.50)     (.51)     (.26)
   Net realized gains                                  (.20)     (.15)     (.11)       --        --
   In excess of realized gains                           --        --      (.06)       --        --
                                                   ________  ________  ________  ________  ________
     Total distributions                               (.75)     (.67)     (.67)     (.51)     (.26)
                                                   ________  ________  ________  ________  ________
Net Asset Value, End of Period                     $   9.11  $   9.38  $   8.70  $   8.79  $   9.22
                                                   ========  ========  ========  ========  ========
Ratio of expenses to average net assets               0.64%     0.64%     0.65%     0.65%    0.72%*
Ratio of net investment income to average
   net assets                                         6.17%     5.65%      5.45%    5.85%    5.46%*
Portfolio turnover rate                                 94%       63%       36%       33%     17%**
Total return                                         11.95%    10.79%    (0.29%)    7.12%    7.76%**
Net assets, end of period (000s)                   $725,472  $776,694  $687,252  $629,730 $639,197

* Annualized
** Not annualized

Financial Highlights Continued
High-Yield Municipals Fund
(Unaudited)
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                            Six
                                                                         Months
                                                                 Years Ended        Ended
                                                                 December 31,    June 30,   Years Ended June 30,
                                                      1986       1987      1988      1989      1990      1991
                                                                                            <C
Net Asset Value, Beginning of Period               $  11.10  $  12.06  $  11.06  $  11.37  $  11.97  $  11.78
                                                   ________  ________  ________  ________  ________  ________
Income From Investment Operations
   Net investment income                                .90       .87       .44       .88       .85       .82
   Net realized and unrealized gains (losses)
     on investments                                    1.11      (.89)      .31       .63       .02       .17
                                                   ________  ________  ________  ________  ________  ________
     Total from investment operations                  2.01      (.02)      .75      1.51       .87       .99
Distributions
   Net investment income                               (.90)     (.87)     (.44)     (.88)     (.85)     (.82)
   Net realized gains                                  (.15)     (.11)       --      (.03)     (.21)     (.16)
   In excess of realized gains                           --        --        --        --        --        --
                                                   ________  ________  ________  ________  ________  ________
     Total distributions                              (1.05)     (.98)     (.44)     (.91)    (1.06)     (.98)
                                                   ________   ________ ________  ________  ________  ________
Net Asset Value, End of Period                     $  12.06  $  11.06  $  11.37  $  11.97  $  11.78  $  11.79
                                                   ========  ========  ========  ========  ========  ========
Ratio of net expenses to average net assets           0.76%     0.73%    0.76%*     0.73%     0.71%     0.71%
Ratio of net investment income to average
   net assets                                         7.77%     8.20%    7.87%*     7.54%     7.22%     7.00%
Portfolio turnover rate                                 34%      110%     53%**      208%      261%      195%
Total return                                         18.64%    (0.16%)  6.89%**    13.79%     7.59%     8.79%
Net assets, end of period (000s)                   $225,883  $181,600  $201,274  $277,620  $310,582  $373,948

                                                                                                Six
                                                                                             Months
                                                                                              Ended
                                                                      Years Ended June 30,           Dec. 31,
                                                       1992      1993      1994      1995      1995
Net Asset Value, Beginning of Period               $  11.79  $  11.83 $  11.84    $  11.06 $  11.31
                                                   ________  ________  ________  ________  ________
Income From Investment Operations
   Net investment income                                .80       .71       .67       .66       .35
   Net realized and unrealized gains (losses)
     on investments                                     .22       .18      (.54)      .25       .50
                                                   ________  ________  ________  ________  ________
     Total from investment operations                  1.02       .89       .13       .91       .85
Distributions
   Net investment income                               (.80)     (.71)     (.67)     (.66)     (.35)
   Net realized gains                                  (.18)     (.17)     (.17)       --        --
   In excess of realized gains                           --        --      (.07)       --        --
                                                   ________  ________  ________  ________  ________
     Total distributions                               (.98)     (.88)     (.91)     (.66)     (.35)
                                                   ________   ________ ________  ________  ________
Net Asset Value, End of Period                     $  11.83 $  11.84   $  11.06  $  11.31  $  11.81
                                                   ========  ========  ========  ========  ========
Ratio of net expenses to average net assets           0.69%     0.73%     0.76%     0.86%    0.87%*
Ratio of net investment income to average
   net assets                                         6.75%     6.04%     5.76%     5.98%    5.90%*
Portfolio turnover rate                                 88%       75%       36%       23%     17%**
Total return                                          9.01%     7.88%     0.95%     8.54%   7.47%**
Net assets, end of period (000s)                   $410,613  $359,103  $308,181  $281,155  $283,727

* Annualized
** Not annualized

A Guide to Stein Roe Services
We encourage you to take advantage of our free shareholder services. If you would like additional information about how to establish or use a Stein Roe service, just call us at 800-338-2550.

Purchases
In addition to sending us a check or wire to purchase additional fund shares, you can take advantage of these convenient automatic services:
* Automatic Investment Plan--Make regular investments ($50 minimum) in your Stein Roe account directly from your bank checking account. You select monthly, quarterly, semiannual or annual purchases.
* Special Investments--Purchase shares by telephone and pay for them by electronic transfer from your bank checking account.

Exchanges
* Telephone Exchange--Call us to exchange $50 or more from your existing account in one Stein Roe Fund to an identically registered existing account in another Stein Roe Fund. You receive this service when you open a Stein Roe Fund account, unless you elect not to.*
* Automatic Exchange--Stein Roe will regularly exchange shares from your account in one Stein Roe Fund to your account in another. You select twice-monthly, monthly, quarterly, semiannual or annual exchanges.
Redemptions
* Telephone Redemption by Check--Call to redeem $1,000 or more from your account. A check will be sent to your registered address. You automatically receive this service when you open a Stein Roe account, unless you elect not to.
* Telephone Redemption by Wire--Redeem shares by phone from your account ($1,000 minimum) and wire the proceeds to your bank checking account. A small fee for wiring proceeds will be deducted from the amount wired.
* Special Redemption Option--If you do not want to pre-schedule your redemptions, you can redeem shares by telephone ($50 minimum/ $100,000 maximum) and have the proceeds sent directly to your bank checking account.
* Automatic Redemption Plan--Redeem either a fixed dollar or share amount, or a fixed percentage of your account automatically on a schedule you establish. You select monthly, quarterly, semiannual or annual withdrawals ($50 minimum/ $100,000 maximum), and the proceeds are sent either to your bank checking account or to an address you specify.
* Money Market Fund Check Writing--Write checks for $50 or more on your Money Market Fund account.

*Stein Roe reserves the right to discontinue or modify the exchange privilege, and certain restrictions apply. Please refer to your prospectus for details.

Distributions
Most investors like to reinvest their dividends and capital gains distributions and put them back to work. If, however, you do not want them reinvested, consider these alternatives:
* Dividend Purchase Option -- Use the distributions from one Stein Roe Fund account ($25 minimum) to automatically purchase shares in your account with another Stein Roe Fund.
* Automatic Dividend Deposit--Instead of receiving your dividends by check, your distributions are deposited automatically into your bank checking account.

Recordkeeping
* Summary of Investments--Consolidates quarterly transaction and investment information for any or all of your household's Stein Roe accounts on one easy-to-read statement. At year end, Stein Roe provides a complete summary of all account activity for the year.

To Contact Us. . .
By Phone 1 800 338-2550
You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe Fund account, including Stein Roe IRAs. We're available seven days a week, from 7 a.m. to 8 p.m. weekdays and from 8 a.m. to 5 p.m. Saturday and Sunday (central time).

Stein Roe's Funds-on-Call(R)
24-Hour Service Line
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe Fund prices and yields, and other information. In addition, if you have a Personal Identification Number
(PIN), you may place orders for the following transactions 24 hours a day:
* Exchange shares between your Stein Roe accounts;
* Purchase Fund shares by electronic transfer;
* Order additional account statements and Money Market Fund checks;
* Redeem shares by check, wire or electronic transfer.
Please contact an account representative if you would like to apply for a PIN.

Retirement Plan Accounts
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130.

By Mail
If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 804058, Chicago, IL 60680. You also may visit our Internet site-- http://www.steinroe.com--to contact us by e-mail.

In Person
If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current fund investments or provide you information about any of the Stein Roe Funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

This report must be preceded or accompanied by a prospectus.

Municipal Trust
Trustees
Timothy K. Armour
President, Mutual Fund Division and Director, Stein Roe & Farnham Incorporated Kenneth L. Block
Chairman Emeritus, A. T. Kearney, Inc.
William W. Boyd
Chairman and Director, Sterling
Plumbing Group, Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
Companies, Inc.
Francis W. Morley
Chairman, Employer Plan Administrators
and Consultants Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy, University of Washington
Gordon R. Worley
Private investor


Officers
Timothy K. Armour, President
Jilaine H. Bauer, Executive Vice President,
  Secretary
N. Bruce Callow, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
Thomas W. Butch, Vice President
Joanne T. Costopoulos, Vice President
Philip D. Hausken, Vice President
Stephen P. Lautz, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
M. Jane McCart, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Thomas P. Sorbo, Vice President
Veronica M. Wallace, Vice President
Sharon R. Robertson, Controller
Margaret O. Zwick, Treasurer
Janet B. Rysz, Assistant Secretary

Agents and Advisers
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Ernst & Young LLP
Independent Auditors

Graphic: SteinRoe Logo
The Stein Roe Funds
Stein Roe Government Reserves Fund
Stein Roe Cash Reserves Fund
Stein Roe Limited Maturity Income Fund
Stein Roe Government Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Total Return Fund
Stein Roe Growth & Income Fund
Stein Roe Young Investor Fund
Stein Roe Growth Stock Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund

P.O. Box 804058
Chicago, Illinois 60680
800-338-2550
In Chicago, visit our Investor Center at One South Wacker Drive
Liberty Securities Corporation, Distributor
Member, SIPC 2/96

TE12A